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                                                                    Exhibit 10.1

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                           LOAN AND SECURITY AGREEMENT

                                  BY AND AMONG

                             MERCURY AIR GROUP, INC.

                                       AND

              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                  AS BORROWERS,

                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                          FOOTHILL CAPITAL CORPORATION

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT

                          DATED AS OF DECEMBER 30, 2002

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                           LOAN AND SECURITY AGREEMENT

            THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of December 30, 2002, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, MERCURY AIR GROUP, INC., a Delaware corporation ("Parent") and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

      The parties agree as follows:

1.    DEFINITIONS AND CONSTRUCTION.

      1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

            "Ableco" means Ableco Finance LLC, a Delaware limited liability company.

            "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

            "Accounts" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

            "ACH Transactions" means any cash management or relates services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Administrative Borrower or its Subsidiaries.

            "Additional Documents" has the meaning set forth in Section 4.4.

            "Administrative Borrower" has the meaning set forth in Section 17.9.

            "Advances" has the meaning set forth in Section 2.1.

            "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section 7.13 hereof: (a) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other members of the


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governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person; (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person; and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

            "Agent" means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

            "Agent's Account" means the account identified on Schedule A-1.

            "Agent Advances" has the meaning set forth in Section 2.3(e)(i).

            "Agent's Liens" means the Liens granted by Borrowers to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

            "Agent-Related Persons" means Agent together with its Affiliates, officers, directors, employees, and agents.

            "Agreement" has the meaning set forth in the preamble hereto.

            "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 5.0% times the Maximum Revolver Amount, (b) during the period of time from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 4.0% times the Maximum Revolver Amount, (c) during the period of time from and including the date that is the second anniversary of the Closing Date up to the date that is the third anniversary of the Closing Date, 3.0% times the Maximum Revolver Amount, (d) during the period of time from and including the date that is the third anniversary of the Closing Date up to the date that is the fourth anniversary of the Closing Date, 2.0% times the Maximum Revolver Amount, and (e) during the period of time from and including the date that is the fourth anniversary of the Closing Date up to the Maturity Date, 1.0% times the Maximum Revolver Amount. Notwithstanding the foregoing, the Applicable Prepayment Premium shall be zero if the funds used to prepay the Obligations are obtained from, and this Agreement is terminated in connection with, a transaction between Wells Fargo or one of its Affiliates on the one hand and Parent and/or its Subsidiaries, or any one of them, on the other hand.

            "Asset Sale Reserve" means, as of any date of determination, a reserve in an amount equal to the lesser of (a) 50% of the aggregate amount of Net Cash Proceeds received by Borrowers (or any of them) prior to January 1, 2004 which exceed $19,500,000 and (b) the Target Amount.

            "Assignee" has the meaning set forth in Section 14.1.

            "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit A-1.


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            "Assignment of Claims" means an Assignment of Claims Under
Government Contract, in form and substance acceptable to Agent, with respect to each contract under which Maytag or any other Borrower provides services or goods to an Account Debtor which is the United States or any department, agency, or instrumentality of the United States.

            "Authorized Person" means any officer or other employee of Administrative Borrower.

            "Availability" means, as of any date of determination, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrowers are entitled to borrow as Advances under Section 2.1 (after giving effect to all then outstanding Obligations (other than Bank Product Obligations) and all sublimits and reserves applicable hereunder).

            "Availability Block" means a reserve from Availability accruing on the first day of each month, beginning February 1, 2003, at a rate of $125,000 per month until such reserved amount equals $1,500,000.

            "Bank Product Agreements" means those certain cash management service agreements entered into from time to time by Administrative Borrower or its Subsidiaries in connection with any of the Bank Products.

            "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees and expenses owing by Administrative Borrower or its Subsidiaries to Wells Fargo or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Borrower is obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to Administrative Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

            "Bank Product Reserves" means, as of any date of determination, the amount of reserves that Agent has established (based upon Wells Fargo's or its Affiliate's reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding.

            "Bank Products" means any service or facility extended to Administrative Borrower or its Subsidiaries by Wells Fargo or any Affiliate of Wells Fargo including: (a) credit cards, (b) credit card processing services,
(c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedge Agreements.

            "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.


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            "Base LIBOR Rate" means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (California time) 2 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Administrative Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

            "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

            "Base Rate Loan" means each portion of an Advance or the Term Loan that bears interest at a rate determined by reference to the Base Rate.

            "Base Rate Margin" means three-quarters of one (0.75) percentage point.

            "Base Year EBITDA" means, for any given FBO, the projected monthly EBITDA for the fiscal year ended June 30, 2003 for such FBO as set forth in the Closing Date Business Plan.

            "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which any Borrower or any Subsidiary or ERISA Affiliate of any Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

            "Board of Directors" means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

            "Books" means all of each Borrower's and its Subsidiaries' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Borrower's or its Subsidiaries' Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

            "Borrower" and "Borrowers" have the respective meanings set forth in the preamble to this Agreement.

            "Borrowing" means a borrowing hereunder consisting of Advances (or term loans, in the case of the Term Loan) made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance, in each case, to Administrative Borrower.

            "Borrowing Base" has the meaning set forth in Section 2.1.


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            "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

            "Capital Expenditures" means the expenditures made for the acquisition or additions of any equipment or other fixed assets or improvements, replacements, substitutions or additions thereto which are set forth as capital expenditures on the consolidated financial statements of Parent and its Subsidiaries prepared in accordance with GAAP, but shall exclude the amount of any casualty insurance proceeds used to repair or replace damaged or destroyed fixed assets.

            "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

            "Cargo" means Mercury Air Cargo, Inc., a California corporation.

            "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof that are either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) in an amount less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

            "Cash Management Bank" has the meaning set forth in Section 2.7(a).

            "Cash Management Account" has the meaning set forth in Section
2.7(a).

            "Cash Management Agreements" means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among a Borrower or a Guarantor, Agent, and one of the Cash Management Banks.

            "CEDFA" means the California Economic Development Financing Authority, a public instrumentality and political subdivision of the State of California.

            "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of


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25%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, (c) any Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of its Subsidiaries extant as of the Closing Date other than in connection with a Permitted Financing Transaction; or (d) a Change of Control (as defined in the Whitney Note).

            "ChevronTexaco Letter" means a letter agreement as to such matters as Agent may require, in form and substance satisfactory to Agent, among ChevronTexaco, Borrower and Agent.

            "Closing Date" means the date of the making of the initial Advance or Term Loan (or other extension of credit) hereunder.

            "Closing Date Business Plan" means the set of Projections of Borrowers for the 12-quarter period following the Closing Date (on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent.

            "Code" means the New York Uniform Commercial Code, as in effect from time to time.

            "Collateral" means all of each Borrower's now owned or hereafter acquired right, title, and interest in and to each of the following:

            (a) Accounts,

            (b) Books,

            (c) Equipment,

            (d) General Intangibles,

            (e) Inventory,

            (f) Investment Property,

            (g) Negotiable Collateral,

            (h) Real Property Collateral,

            (i) money or other assets of each such Borrower that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

            (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property


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resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

            "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Agent.

            "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Borrowers or Guarantors.

            "Commitment" means, with respect to each Lender, its Revolver Commitment, as of any date of determination, its Term Loan Commitment or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan Commitments or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

            "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Parent to Agent.

            "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and
(b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

            "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the applicable Borrower or Guarantor, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a deposit account.

            "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

            "DDA" means any checking or other demand deposit account maintained by any Borrower.

            "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.


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            "Defaulting Lender" means any Lender that fails to make any Advance
(or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

            "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

            "Designated Account" means that certain DDA of Administrative Borrower identified on Schedule D-1.

            "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior 90 days, that is the result of dividing the Dollar (or Dollar equivalent) amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Accounts during such period, by (b) Borrowers' gross billings with respect to Accounts during such period (excluding extraordinary items).

            "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts and Eligible Foreign Accounts by one percentage point for each percentage point by which Dilution is in excess of 5%.

            "Disbursement Letter" means an instructional letter executed and delivered by Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

            "Disqualified Capital Stock" means that portion of any equity security which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control) on or prior to the Maturity Date.

            "Dollars" or "$" means United States dollars.

            "Due Diligence Letter" means the due diligence letter sent by Agent's counsel to Administrative Borrower, together with Administrative Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

            "EBITDA" means, for any period as determined in accordance with GAAP, Parent's and Subsidiaries consolidated (a) net earnings for such period, plus (b) the sum of the following, without duplication, in each case to the extent included in the determination of such net earnings: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges for stock compensation expenses, expenses incurred in connection with any employee stock ownership plan of any Borrower, and impairment write-downs of goodwill and other intangible assets, (iv) non-cash asset impairment charges, (v) cumulative effect of changes in accounting principles, (vi) Whitney's contingent fee associated with the Additional Warrants (as defined in the Whitney Agreement) and Additional Notes (as defined in


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the Whitney Agreement) to the extent such fee is earned by Whitney, (vii)
professional and transaction fees associated with the closing of the transactions contemplated by this Agreement, the closing of the transactions contemplated by the amendments effected on or about the date hereof with respect to the Whitney Documentation and any Permitted Financing Transactions, and
(viii) professional and transaction fees associated with unconsummated Permitted Financing Transactions, not to exceed $500,000 in any fiscal year or $1,000,000 in the aggregate during the term of this Agreement, plus (or minus) (c) losses (or gains) attributable to any sale of equipment which constitutes a Permitted Disposition, to the extent included in the determination of net earnings, plus (or minus) (d) losses (or gains) attributable to any Permitted Financing Transaction, to the extent included in the determination of net earnings, less
(e) any item classified as extraordinary income, to the extent included in the determination of net earnings.

            "Eligible Accounts" means those Accounts created by one of Borrowers in the ordinary course of its business, that arise out of its sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made by Borrowers under the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrowers. Eligible Accounts shall not include the following:

            (a) Accounts that the Account Debtor has failed to pay within 60 days of the due date therefor or 90 days of the original invoice date therefor,

            (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

            (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of any Borrower,

            (d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

            (e) Accounts that are not payable in Dollars,

            (f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or
(ii) is not organized under the laws of the United States or any state thereof or Canada or any province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (x) the Account is billed to an address in the United States and paid in Dollars drawn on an account at a federal or state chartered banking institution in the United States, (y) the Account is supported by an irrevocable letter of credit satisfactory to Agent


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(as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to Agent,

            (g) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Borrower has filed, by the dates required in this Agreement, a Notice of Assignment of Claims), or (ii) any state of the United States (exclusive, however, of (A) Accounts owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (B) Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which the applicable Borrower has complied to Agent's satisfaction),

            (h) Accounts with respect to which the Account Debtor is a creditor of any Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the Account, to the extent of such claim, right of setoff, or dispute,

            (i) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

            (j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

            (k) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the applicable Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

            (l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition,

            (m) Accounts that are not subject to a valid and perfected first priority Agent's Lien,

            (n) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,


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            (o) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services,

            (p) Accounts that are not billed to an address in the United States and paid in Dollars drawn on an account at a federal or state chartered banking institution in the United States, or

            (q) Accounts due from Airtran, Inc. or any of its Affiliates until such time as Agent deems otherwise.

            "Eligible Foreign Accounts" means Accounts which otherwise constitute Eligible Accounts, but which are owed by China Eastern Airlines or China Southern Airlines; provided, however Agent, in its Permitted Discretion, may revise the definition of "Eligible Foreign Accounts," from time to time, as Agent, in its Permitted Discretion deems necessary or appropriate.

            "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date or any Related Fund, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Administrative Borrower, and (f) during the continuation of an Event of Default, any other Person approved by Agent.

            "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Borrower or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower or any predecessor in interest.

            "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Borrowers, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC Section 1251 et seq; the Toxic Substances Control Act, 15 USC, Section 2601 et seq; the Clean Air Act, 42 USC Section 7401 et seq.; the Safe Drinking

Water Act, 42 USC. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 USC.
Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 USC Section 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

            "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

            "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

            "Equipment" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

            "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with a Borrower and whose employees are aggregated with the employees of a Borrower under IRC Section 414(o).

            "Event of Default" has the meaning set forth in Section 8.

            "Excess Availability" means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrowers aged in excess of 60 days from the due date therefor and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

            "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

            "Excluded FBOs" means the FBOs owned by Mercury Air Center-Los Angeles, Inc., Mercury Air Center-Santa Barbara, Inc. and Mercury Air Center-Hartsfield, LLC to the extent (a) any Person holds a Lien (other than a Permitted Lien) with respect to such FBOs, related Real Property or other assets that is senior to the Lien of Agent with respect to such FBOs, related Real Property or other assets or (b) such FBOs are not subject to leases with a term reasonably satisfactory to Agent.

            "Existing Lender" means Fleet National Bank.

            "Existing Operations Capital Expenditures" means Capital Expenditures used to acquire, add or replace equipment or other fixed assets at a location or facility operated by a Borrower and which are not financed with Indebtedness.

            "Expansion Capital Expenditures" means all Capital Expenditures, other than Existing Operations Capital Expenditures, which are financed with Indebtedness.

            "Extraordinary Receipts" means any cash received by the Parent or any of its Subsidiaries not in the ordinary course of business and other than from the disposition of assets, including (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance, (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments and (g) any purchase price adjustments received in connection with any purchase agreement.

            "FBO" means a fixed base operator lease or similar agreement, identified on Schedule F-1 (as the same may be amended or modified from time to time), entered into by any Borrower with a municipality or other public agency owning or operating an airport located in the United States of America whereby such Borrower leases real property located at such airport for the purpose of providing services thereat.

            "FBO Borrowers" means Mercury Air Center-Birmingham, LLC, Mercury Air Center-Bakersfield, Inc., Mercury Air Center-Burbank, Inc., Mercury Air Center-Fresno, Inc., Mercury Air Center-Los Angeles, Inc., Mercury Air Center-Ontario, Inc., Mercury Air Center-Santa Barbara, Inc., Mercury Air Center-Hartsfield, LLC, Mercury Air Center-Peachtree-Dekalb, LLC, Mercury Air Center- Ft. Wayne, LLC., Mercury Air Center-Jackson, LLC., Mercury Air Center-Reno, LLC, Mercury Air Center-Tulsa, LLC., Mercury Air Center-Charleston, LLC., Mercury Air Center-Johns Island, LLC., Mercury Air Center-Nashville, LLC., Mercury Air Center-Addison, Inc. and Mercury Air Center - Corpus Christi, Inc.

            "FBO Documentation" means, collectively, with respect to each FBO listed on Schedule F-1 hereto (a) evidence, in form and substance satisfactory to Agent, that such FBO has been assigned or otherwise transferred to the applicable FBO Borrower, (b) a duly executed consent, in form and substance satisfactory to Agent, from the appropriate leasing authority of such FBO, consenting to the transfer of such FBO and such other matters as Agent may require, and (c) such other documentation with respect to the transfer of such FBO as Agent may reasonably require.

            "FBO Enterprise Value" means the value of the FBOs other than the Excluded FBOs, as determined by Agent in its sole discretion, exercised in good faith (with a reference point being an appraisal by an independent appraiser acceptable to Agent), determined by assessing the value of stockholders' equity plus the stated value of interest bearing debt, when sold in a 6 to 12 month time frame, and includes discounts to reflect a sale in less than optimal time.

            "FBO Operations" means business operations of the applicable Borrower directly related to or arising from any FBO.

            "Fee Letter" means that certain fee letter, dated as of even date herewith, between Borrowers, the Lenders and Agent, in form and substance satisfactory to Agent.

            "FEIN" means Federal Employer Identification Number.

            "Fixed Charge Coverage Ratio" means, with respect to Parent and its Subsidiaries for any period, the ratio of (a) EBITDA for such period less cash payments with respect to Existing Operations Capital Expenditures of Parent and its Subsidiaries on a consolidated basis for such period, to (b) Fixed Charges for such period.

            "Fixed Charges" means, with respect to Parent and its Subsidiaries, for any period, the sum, without duplication, of (a) cash Interest Expense, (b) scheduled principal payments required to be made during such period with respect to Indebtedness (specifically excluding mandatory prepayments made under Section 2.4(c) or under Section 3 of the Whitney Note), and (c) the amount paid in cash to satisfy such entities' federal, state and local income tax obligations, other than, in the case of this clause (c), those incurred in connection with (i) a Permitted Financing Transaction, (ii) Permitted Dispositions and (iii) extraordinary income not included in calculating EBITDA.

            "Foothill" means Foothill Capital Corporation, a California corporation.

            "Funding Date" means the date on which a Borrowing occurs.

            "Funding Losses" has the meaning set forth in Section 2.13(b)(ii).

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

            "General Intangibles" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

            "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

            "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

            "Guarantors" mean, collectively, Hermes Aviation, Inc., a California corporation, Vulcan Aviation, Inc., a California corporation, Excel Cargo, Inc., a California corporation, Mercury Acceptance Corporation, a California corporation, Jupiter Airline Automation Services, Inc., a Florida corporation, AEG Finance Corporation, a Delaware corporation, and any other Person from time to time executing a Guaranty or similar agreement in favor of Agent, for the benefit of the Lender Group; sometimes referred to individually as a "Guarantor."

            "Guaranties" means, collectively, those certain Guaranty and Security Agreements, or similar agreements, executed and delivered by the applicable Guarantor in favor of Agent, for the benefit of the Lender Group, each in form and substance satisfactory to Agent; sometimes referred to individually as a "Guaranty."

            "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

            "Hedge Agreement" means any and all transactions, agreements, or documents now existing or hereafter entered into between Administrative Borrower or its Subsidiaries and Wells Fargo or its Affiliates, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Administrative Borrower's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

            "Indebtedness" means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) the capitalized amount of all obligations under Capital Leases, determined in accordance with GAAP, (d) all obligations or liabilities of others secured by a Lien on any asset of Administrative Borrower or its Subsidiaries, irrespective of whether such obligation or liability is assumed,
(e) all obligations for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person, including, without limitation, IRB Obligations.

            "Indemnified Liabilities" has the meaning set forth in Section 11.3.

            "Indemnified Person" has the meaning set forth in Section 11.3.

            "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

            "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

            "Interest Expense" means the aggregate interest expense of Parent and its Subsidiaries for a given period, on a consolidated basis, as determined in accordance with GAAP, and including the interest component of Capitalized Lease Obligations paid (to the extent not accrued in a prior period), accrued or scheduled to be paid or accrued by Parent and its Subsidiaries during such period.

            "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day,
(b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrowers (or Administrative Borrower on behalf thereof) may not elect an Interest Period which will end after the Maturity Date.

            "Inventory" means all Borrowers' now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Borrower as lessor, goods that are furnished by a Borrower under a contract of service, and raw materials, work in process, or materials used or consumed in a Borrower's business.

            "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

            "Investment Property" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

            "IRB Obligations" means Indebtedness incurred with respect to revenue bonds issued by a Governmental Authority for purposes of financing improvements to or construction of facilities of substantially the same type or for substantially the same use as are currently operated by any Borrower at any airport where an FBO is located.

            "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

            "Issuing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.12.

            "L/C" has the meaning set forth in Section 2.12(a).

            "L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

            "L/C Undertaking" has the meaning set forth in Section 2.12(a).

            "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

            "Lender Group" means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

            "Lender Group Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by a Borrower under any of the Loan Documents that are paid or incurred by the Lender Group, (b) fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with Borrowers, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to or for the account of Borrowers (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Agent related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with any Borrower or any guarantor of the Obligations, (h) Agent's and Ableco's reasonable fees and expenses (including reasonable attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, syndicating or amending the Loan Documents, and (i) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including reasonable attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

            "Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, and agents of such Lender.

            "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

            "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

            "Liabilities" has the meaning set forth in Section 2.16.

            "LIBOR Deadline" has the meaning set forth in Section 2.13(b)(i).

            "LIBOR Notice" means a written notice in the form of Exhibit L-1.

            "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by
(b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

            "LIBOR Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

            "LIBOR Rate Margin" means three and one-half (3.5) percentage points.

            "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

            "Liens to be Released" means, collectively, the Liens set forth on Schedule L-1.

            "Loan Account" has the meaning set forth in Section 2.10.

            "Loan Documents" means this Agreement, the Assignments of Claims, the Cash Management Agreements, the Control Agreements, the Disbursement Letter, the Due Diligence Letter, the Stock Pledge Documentation, the Fee Letter, the Guaranties, the Validity Agreement, the Mortgages, the Notices of Assignment of Claims, the Officers' Certificate, the Trademark Security Agreement, the Whitney Subordination, the ChevronTexaco Letter, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement.

            "MAC" means Mercury Air Centers, Inc., a California corporation.

            "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrowers taken as a whole, (b) a material impairment of a Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of a Borrower.

            "Maturity Date" has the meaning set forth in Section 3.4.

            "Maximum Revolver Amount" means $42,500,000.

            "Maytag" means Maytag Aircraft Corporation, a Colorado corporation.

            "MercFuel" means MercFuel, Inc. a Delaware corporation.

            "Mortgage Policy" means a mortgagee title insurance policy (or marked commitments to issue the same) with respect to any Mortgage, issued by a title insurance company satisfactory to Agent, in an amount satisfactory to Agent, assuring Agent that such Mortgage is a valid and enforceable first priority mortgage Lien on the Real Property Collateral subject thereto, free and clear of all defects and encumbrances except Permitted Liens, and otherwise in form and substance satisfactory to Agent.

            "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, at any time executed and delivered by a Borrower or Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent, that encumbers any portion of the Real Property Collateral.

            "Negotiable Collateral" means all of Borrowers' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

            "Net Cash Proceeds" means the gross proceeds of any Permitted Financing Transaction less (i) the Taxes paid or payable as a result of such Permitted Financing Transaction, as evidenced to Agent, (ii) the actual transaction costs and expenses (including fees of brokers or financial advisors) incurred in connection with such Permitted Financing Transaction and necessary to conclude such Permitted Financing Transaction and (iii) the amount required to repay in full any Advances made against any assets sold or otherwise disposed of in connection with such Permitted Financing Transaction which had previously constituted a portion of the Borrowing Base, as determined by Agent.

            "Net Liquidation Percentage" means the percentage of the book value of Borrowers' Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory, such percentage to be as determined from time to time by a qualified appraisal company selected by Agent.

            "Notices of Assignment of Claims" means, collectively, the Notices of Assignment of Claims, executed by Agent, Maytag and/or such other Borrower as may be required by Agent, and addressed to the contracting officer and disbursing officer with respect to each contract subject to an Assignment of Claims.

            "Obligations" means (a) all loans (including the Term Loan), Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

            "Officers' Certificate" means the representations and warranties of officers form submitted by Agent to Administrative Borrower, together with Borrowers' completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

            "Originating Lender" has the meaning set forth in Section 14.1(e).

            "Overadvance" has the meaning set forth in Section 2.5.

            "Parent" has the meaning set forth in the preamble to this Agreement.

            "Participant" has the meaning set forth in Section 14.1(e).

            "Participant Register" has the meaning set forth in Section 14.1(i).

            "Pay-Off Letter" means a letter, in form and substance satisfactory to Agent, from Existing Lender to Agent respecting the amount necessary to repay in full all of the obligations of Borrowers and Guarantors owing to Existing Lender and obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of Borrowers and Guarantors.

            "Permitted Construction Indebtedness" means all Indebtedness created or incurred in connection with the construction of improvements to Real Property (including, without limitation, IRB Obligations) if such Indebtedness is secured only by a Lien on such improvements and fixtures and appurtenances thereto on terms reasonably satisfactory to the Required Lenders, plus Capital Lease Obligations or other Purchase Money Indebtedness (in each case to the extent permitted hereunder) incurred in connection with Expansion Capital Expenditures reasonably required to commence operations at such location.

            "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

            "Permitted Dispositions" means (a) sales or other dispositions by Administrative Borrower or its Subsidiaries of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales by Administrative Borrower or its Subsidiaries of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Administrative Borrower or its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and
(d) the licensing by Administrative Borrower or its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business.

            "Permitted Financing Transactions" means transactions consented to by the Required Lenders consisting of:

            (a) sales of assets constituting FBOs or FBO Operations or any other assets, other than Permitted Dispositions;

            (b) transactions involving the sale to a third party of improvements to Real Property where such third party then leases such improvements to a Borrower, whether or not such lease is classified as an operating lease in accordance with GAAP;

            (c) sales of stock of FBO Borrowers in connection with the sale of an FBO;

            (d) a Public Offering or other sale or issuance by a Borrower of equity securities (other than Disqualified Capital Stock) with respect to which
(i) Agent has received at least 30 days prior written notice of such transaction, (ii) no Default or Event of Default shall then exist or would occur as a result thereof and (iii) no Change of Control would occur as a result thereof.

            "Permitted Holders" means CFK Partners and its Affiliates and Whitney and its Affiliates.

            "Permitted Investments" means (a) investments in Cash Equivalents,
(b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, and (d) investments by any Borrower in any other Borrower provided that if any such investment is in the form of Indebtedness, such Indebtedness investment shall be subordinated in right of payment to the prior payment in full of the Obligations in a manner satisfactory to Required Lenders, in their sole discretion.

            "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) Liens granted to Whitney as of the date hereof under the Whitney Documentation, (e) the interests of lessors under operating leases, (f) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (i) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (j) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (k) Liens resulting from any judgment or award that is not an Event of Default hereunder, (l) Liens with respect to the Real Property Collateral that are exceptions to the Mortgage Policies issued in connection with the Mortgages, as reasonably accepted by Agent, (m) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof; and (n) Liens granted in connection with Permitted

Construction Indebtedness that do not attach to the Collateral, as reasonably determined by Agent.

            "Permitted Protest" means the right of Administrative Borrower or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Administrative Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

            "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date not to exceed (a) $2,000,000 in any one fiscal year or (b) $5,000,000 in the aggregate outstanding at any one time.

            "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

            "Personal Property Collateral" means all Collateral other than Real Property.

            "Projections" means Parent's forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

            "Pro Rata Share" means, as of any date of determination:

            (a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitment being terminated or reduced to zero, the percentage obtained by dividing (A) such Lender's Revolver Commitment by (B) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (A) the aggregate principal amount of such Lender's Advances, by (B) the aggregate principal amount of all Advances,

            (b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (i) prior to the Revolver Commitment being terminated or reduced to zero, the percentage obtained by dividing (A) such Lender's Revolver Commitment by (B) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (A) the aggregate principal amount of such Lender's Advances by (B) the aggregate principal amount of all Advances,

            (c) with respect to a Lender's obligation to make the Term Loan and to receive payments of interest, fees and principal with respect thereto, (i) prior to the making of the Term Loan, the percentage obtained by dividing (A) such Lender's Term Loan Commitment by (B) the aggregate amount of all Lenders' Term Loan Commitments, and (ii) from and after the making of the Term Loan, the percentage obtained by dividing (A) the principal amount of such Lender's portion of the Term Loan by (B) the principal amount of the Term Loan,

            (d) with respect to a Lender's indemnification obligations arising under Section 16.7, (i) the percentage obtained by dividing (A) such Lender's Revolver Commitment plus the unpaid principal amount of such Lender's portion of the Term Loan by (B) the aggregate amount of Revolver Commitments of all Lenders plus the unpaid principal amount of the Term Loan or (ii) in the event the Revolver Commitments have been terminated or reduced to zero, the percentage obtained by dividing (A) the principal amount of such Lender's Advances plus such Lender's Risk Participation Liability with respect to outstanding Letter of Credit plus the unpaid principal amount of such Lender's portion of the Term Loan by (B) the principal amount of all outstanding Advances plus all Lenders' Risk Participation Liability with respect to outstanding Letters of Credit plus the unpaid principal amount of the Term Loan; and

            (e) with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender's Revolver Commitment, notwithstanding any termination of such Revolver Commitment as a result of an Event of Default, plus such Lender's Term Loan Commitment, notwithstanding any termination of such Term Loan Commitment as a result of an Event of Default, by
(ii) the aggregate amount of Revolver Commitments of all Lenders, notwithstanding any termination of any Revolver Commitment as a result of an Event of Default, plus the aggregate amount of Term Loan Commitments of all Lenders, notwithstanding any termination of any Term Loan Commitments as a result of an Event of Default.

            "Public Offering" has the meaning set forth in the Whitney Note.

            "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets or equipment (but specifically excluding improvements to Real Property) for the purpose of financing all or any part of the acquisition cost thereof.

            "Rating Agencies" has the meaning set forth in Section 2.16.

            "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Borrower or Guarantor and the improvements thereto.

            "Real Property Collateral" means any Real Property other than that described on Schedule R-1.

            "Register" has the meaning set forth in Section 14.1(h).

            "Registered Loan" has the meaning set forth in Section 14.1(h).

            "Registered Note" has the meaning set forth in Section 14.1(h).

            "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

            "Related Fund" means any fund, money market account, investment account or other account managed by a Lender or an Affiliate of such Lender or its investment manager.

            "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC Section 9601.

            "Replacement Lender" has the meaning set forth in Section 15.2.

            "Report" has the meaning set forth in Section 16.17.

            "Required Availability" means Excess Availability and unrestricted cash and Cash Equivalents in an amount of not less than $4,000,000.

            "Required Lenders" means, at any time, Lenders whose Pro Rata Shares, as determined pursuant to clause (e) of the definition of "Pro Rata Share," aggregate 66 2/3% of the Total Commitments.

            "Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

            "Revenue Bond Letter of Credit" means a Letter of Credit, or any replacement thereof, issued pursuant to the terms of this Agreement for the account of Borrowers and with respect to an Underlying Letter of Credit issued for the benefit of the California Economic Development Financing Authority in the maximum aggregate face amount of $15,000,000 less amortization of the underlying obligations to and including the Closing Date.

            "Revolver Commitment" means, with respect to each Lender, its Revolver Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case (a) as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or (b) on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

            "Revolver Usage" means, as of any date of determination, the sum of
(a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

            "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

            "SEC" means the United States Securities and Exchange Commission and any successor thereto.

            "Securities Account" means a "securities account" as that term is defined in the Code.

            "Securitization" has the meaning set forth in Section 2.16.

            "Securitization Parties" has the meaning set forth in Section 2.16.

            "Settlement" has the meaning set forth in Section 2.3(f)(i).

            "Settlement Date" has the meaning set forth in Section 2.3(f)(i).

            "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

            "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

            "Stock Pledge Agreement" means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by a Borrower with respect to the Stock of a Subsidiary of such Borrower; referred to collectively as the "Stock Pledge Agreements."

            "Stock Pledge Documentation" means Stock Pledge Agreements, together with all certificates representing the shares of Stock pledged thereunder and Stock powers with respect thereto executed in blank.

            "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

            "Swing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

            "Swing Loan" has the meaning set forth in Section 2.3(d)(i).

            "Target Amount" means, as of any date of determination, (a) $3,000,000 less (b) the amount of regularly scheduled principal payments which have been paid by Borrowers with respect to the Term Loan during the period between January 1, 2003 and December 31, 2003 less (c) $125,000 times the number of full months that have elapsed between February 1, 2003 and such date of determination.

            "Target FBOs" means the FBOs of which a sale is contemplated in the Closing Date Business Plan.

            "Taxes" has the meaning set forth in Section 16.11(e).

            "Term Loan" has the meaning set forth in Section 2.2.

            "Term Loan Amount" means $12,500,000.

            "Term Loan Commitment" means, with respect to each Lender, its Term Loan Commitment, and, with respect to all Lenders, their Term Loan Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1, or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

            "Term Loan Margin" means two and one-half (2.5) percentage points.

            "Total Commitment" means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

            "Trademark Security Agreement" means a trademark security agreement executed and delivered by the applicable Borrower with respect to any trademark applications made by such Borrower, in form and substance satisfactory to Agent.

            "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrowers.

            "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

            "Validity Agreement" means that certain Validity Agreement, dated as of the date hereof, executed and delivered by Joseph Czyzyk, in his capacity as an individual and in his capacity as Chief Executive Officer of Parent, in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

            "Voidable Transfer" has the meaning set forth in Section 17.7.

            "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

            "Whitney" means J. H. Whitney Mezzanine Fund, L.P., a Delaware limited partnership.

            "Whitney Agreement" means that certain Securities Purchase Agreement, dated September 10, 1999, between Whitney and Parent, as amended through and including the Closing Date.

            "Whitney Debt" means the Indebtedness owing to Whitney by Parent under the Whitney Documentation.

            "Whitney Documentation" means the Whitney Agreement, the Whitney Note and any other agreements, notes or other documents related thereto, together with any amendments or supplements thereto or modifications or replacements thereof.

            "Whitney Note" means that certain Amended and Restated WMF Senior Subordinated Promissory Note, dated September 10, 1999, issued by Parent to Whitney in the original principal amount of $24,000,000.

            "Whitney Subordination" means that certain Subordination Agreement, dated as of the date hereof, by and between Whitney and Agent.

      1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

      1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

      1.4 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

      1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. LOAN AND TERMS OF PAYMENT.

      2.1 REVOLVER ADVANCES.

            (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount (as in effect at the time of determination) less the then outstanding balance of the Term Loan less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                  (x) the lesser of

                              (i) the sum of: (A) 85% of the amount of Eligible
                        Accounts plus (B) the lesser of (1) 85% of Eligible Foreign Accounts or (2) $2,000,000; less the amount, if any, of the Dilution Reserve, and

                              (ii) an amount equal to Borrowers' Collections
                        with respect to Accounts for the immediately preceding 45 day period, minus

                  (y) the sum of the Bank Product Reserve, the Availability
            Block, the Asset Sale Reserve and the aggregate amount of all other reserves, if any, established by Agent under Section 2.1(b).

            (b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including, without limitation, reserves with respect to (i) sums that Borrowers are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, (ii) amounts owing by Borrowers to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent's Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such
item of the Collateral and (iii) mortgage, rent or other such payments with respect to any leased location of any Borrower at which Books and Records of such Borrower pertaining to Accounts and/or Inventory are located and for which Agent has not received a Collateral Access Agreement.

            (c) The Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

            (d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

      2.2 TERM LOAN. Subject to the terms and conditions of this Agreement, on the Closing Date each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "Term Loan") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount. The Term Loan shall be repaid by Borrowers, beginning on April 1, 2003, on the following dates and in the following amounts:

                    Date                          Installment Amount
                    ----                          ------------------
                Each April 1                          $1,000,000
                 Each July 1                           $500,000
               Each October 1                         $1,000,000
              Each December 31                         $500,000

until paid in full. Notwithstanding the foregoing, the outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment or by acceleration. All amounts outstanding under the Term Loan shall constitute Obligations.

      2.3 BORROWING PROCEDURES AND SETTLEMENTS.

            (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $5,000,000, or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized

Person may give Agent telephonic or electronic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

            (b) AGENT'S ELECTION. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion, (i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or (ii) if the Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

            (c) MAKING OF ADVANCES.

                  (i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in
            Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance (or its portion of any Term Loan) if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

                  (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

                  (iii) Agent shall not be obligated to transfer to a Defaulting
            Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations, but including an assumption of its Pro Rata Share of the Risk Participation Liability), without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

            (d) MAKING OF SWING LOANS.

                  (i) In the event Agent shall elect, with the consent of Swing
            Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested Borrowing as described in Section 2.3(b), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.3(d) being referred to as a "Swing Loan" and such Advances being referred to collectively as "Swing Loans") available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to Administrative Borrower's Designated Account. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Swing Loan shall be eligible for the LIBOR Option and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of Section 2.3(i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

                  (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

            (e) AGENT ADVANCES.

                  (i) Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations (other than Bank Product Obligations), or (C) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in
            Section 10 (any of the Advances described in this Section 2.3(e) shall be referred to as "Agent Advances"). Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Agent Advance shall be eligible for the LIBOR Option and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

                  (ii) The Agent Advances shall be repayable on demand and
            secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

            (f) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) Agent shall request settlement ("Settlement") with the
            Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's balance of the Advances, Swing Loans, and Agent Advances exceeds such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement

            Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances, and (z) if a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                  (ii) In determining whether a Lender's balance of the
            Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

                  (iii) Between Settlement Dates, Agent, to the extent no Agent
            Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of letter agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

            (g) NOTATION. Agent shall record on its books the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

            (h) LENDERS' FAILURE TO PERFORM. All Advances (other than Swing Loans and Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

            (i) OPTIONAL OVERADVANCES. Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (i) after giving effect to such Advances (including a Swing Loan), the Revolver Usage does not exceed the Borrowing Base by more than $4,000,000, (ii) after giving effect to such Advances (including a Swing Loan) the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, and (iii) at the time of the making of any such Advance (including a Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days. The foregoing provisions are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.3(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that they shall not be eligible for the LIBOR Option and the rate of interest applicable thereto shall be the rate applicable to Advances that are Base Rate Loans under Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default.

                  (i) In the event Agent obtains actual knowledge that the
            Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers and intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

                  (ii) Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(i), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

2.4 PAYMENTS.

            (a) PAYMENTS BY BORROWERS.

                  (i) Except as otherwise expressly provided herein, all
            payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                  (ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

            (b) APPORTIONMENT AND APPLICATION.

                  (i) Except as otherwise provided with respect to Defaulting
            Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees, which shall be applied to such Obligations or fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

                        (A) first, so long as no Event of Default has occurred
                  and is continuing, to pay any Lender Group Expenses then due to Agent under the Loan Documents, until paid in full,

                        (B) second, so long as no Event of Default has occurred
                  and is continuing, to pay any Lender Group Expenses then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                        (C) third, so long as no Event of Default has occurred
                  and is continuing, to pay any fees then due to Agent (for its separate account, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,

                        (D) fourth, so long as no Event of Default has occurred
                  and is continuing, to pay any fees then due to any or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

                        (E) fifth, so long as no Event of Default has occurred
                  and is continuing, to pay interest due in respect of all Agent Advances, until paid in full,

                        (F) sixth, so long as no Event of Default has occurred
                  and is continuing, ratably to pay interest due in respect of the Advances (other than Agent Advances), the Swing Loans, and the Term Loan until paid in full,

                        (G) seventh, so long as no Event of Default has occurred
                  and is continuing, to pay the principal of all Agent Advances until paid in full,

                        (H) eighth, so long as no Event of Default has occurred
                  and is continuing, ratably to pay all principal amounts then due and payable with respect to the Term Loan until paid in full,

                        (I) ninth, so long as no Event of Default has occurred
                  and is continuing, to pay the principal of all Swing Loans until paid in full,

                        (J) tenth, so long as no Event of Default has occurred
                  and is continuing, and at Agent's election (which election Agent agrees will not be made if an Overadvance would be created thereby), to pay amounts then due and owing by Administrative Borrower or its Subsidiaries in respect of Bank Products, until paid in full,

                        (K) eleventh, so long as no Event of Default has
                  occurred and is continuing, to pay the principal of all other Advances until paid in full,

                        (L) twelfth, so long as no Event of Default has occurred
                  and is continuing, to Borrowers to be wired to the Designated Account or such other Person entitled thereto under applicable law,

                        (M) thirteenth, if an Event of Default has occurred and
                  is continuing, to pay any Lender Group Expenses and fees due to Agent (for its separate account, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,

                        (N) fourteenth, if an Event of Default has occurred and
                  is continuing, to pay any Lender Group Expenses and fees (other than the Applicable Prepayment Premium) due to any or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders), under the Loan Documents, on a ratable basis until paid in full,

                        (O) fifteenth, if an Event of Default has occurred and
                  is continuing, ratably to pay interest due in respect of all Agent Advances, Advances and Swing Loans until paid in full,

                        (P) sixteenth, if an Event of Default has occurred and
                  is continuing, ratably to pay the principal of all Agent Advances, Advances and Swing Loans until paid in full,

                        (Q) seventeenth, if an Event of Default has occurred and
                  is continuing, to Agent, to be held by Agent, for the benefit of Wells Fargo or its Affiliates, as applicable, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Administrative Borrower's and its Subsidiaries' obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,

                        (R) eighteenth, if an Event of Default has occurred and
                  is continuing, ratably to pay interest due in respect of the Term Loan until paid in full,

                        (S) nineteenth, if an Event of Default has occurred and
                  is continuing, ratably to pay the outstanding principal balance of the Term

                  Loan (in the inverse order of the maturity of the installments due thereunder) until the Term Loan is paid in full,

                        (T) twentieth, if an Event of Default has occurred and
                  is continuing, to Agent, to be held by Agent for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

                        (U) twenty-first, if an Event of Default has occurred
                  and is continuing, ratably to pay the Applicable Prepayment Premium until paid in full,

                        (V) twenty-second, if an Event of Default has occurred
                  and is continuing, to pay any other Obligations (including Bank Product Obligations) until paid in full, and

                        (W) twenty-third, if an Event of Default has occurred
                  and is continuing, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

                  (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3.

                  (iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to apply to any payment by Borrowers specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                  (iv) For purposes of the foregoing, "paid in full" means
            payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                  (v) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this
            Section 2.4 shall control and govern.

            (c) MANDATORY PREPAYMENTS.

                  (i) Immediately upon the consummation of any Permitted
            Financing Transaction, Borrowers shall repay in full from the proceeds thereof any Advances made against any assets sold or otherwise disposed of in connection with such Permitted Financing Transaction which had previously constituted a portion of the Borrowing Base.

                  (ii) Immediately upon Borrower's receipt of any Net Cash
            Proceeds:

                        (A) if (1) no Default or Event of Default shall exist,
                  (2) Excess Availability is and after giving effect to the following payment, shall be, $4,000,000 or more, (3) both before and after giving effect to the following payments and the transactions giving rise to them, Borrowers maintain FBO Operations at FBOs having an aggregate FBO Enterprise Value of at least $10,000,000 and (4) such Net Cash Proceeds exceed $500,000, then Borrowers shall prepay the outstanding principal amount of the Term Loan, in inverse order of maturity (or, if indicated below, the Advances or Obligations), and the outstanding principal amount of the Whitney Debt as follows:

                              first, until the aggregate amount of $15,000,000 of Net Cash Proceeds have been so applied, equally to Agent for application to the Term Loan and to Whitney for application to the principal amount of the Whitney Debt;

                              second, until an additional aggregate amount of $4,500,000 of Net Cash Proceeds have been so applied, to Whitney for application to the principal amount of the Whitney Debt;

                              third, if such Net Cash Proceeds are received (I) prior to January 1, 2004 and the Asset Sale Reserve is then less than the Target Amount, equally to Whitney for application to the principal amount of the Whitney Debt and to Agent for application to the Advances, (II) prior to January 1, 2004 and the Asset Sale Reserve is then equal to the Target Amount, to Whitney for application to the principal amount of the Whitney Debt until the principal amount of the Whitney Debt has been repaid in the amount of $24,000,000, or (III) on or after January 1, 2004, to Whitney for application to the principal amount of the Whitney Debt until the principal amount of the Whitney Debt has been repaid in the amount of $24,000,000;

                              fourth, to Whitney for application to the principal amount of the Whitney Debt until the principal amount of the

                              Whitney Debt has been repaid in the amount of $24,000,000; and

                              fifth, to Agent for application to any outstanding Obligations;

                  provided, however, if at any time such payments are to be made the only condition provided above not satisfied is that set forth in Section 2.4(c)(ii)(A)(2), then, such Net Cash Proceeds shall be applied to the Advances until Excess Availability is $4,000,000 and any remaining Net Cash Proceeds applied as set forth above;

                        (B) if a Default or Event of Default shall then exist,
                  then 100% of such Net Cash Proceeds shall be applied to the Obligations as set forth in Section 2.4(b)(i);

                        (C) if (1) no Default or Event of Default shall then
                  exist and (2) prior to or after giving effect to the following payment and the transaction giving rise to it, Borrowers do not maintain FBO Operations at FBOs having an aggregate FBO Enterprise Value of at least $10,000,000, then 100% of such Net Cash Proceeds shall be applied to the outstanding principal amount of the Term Loan, in inverse order of maturity, until paid in full and thereafter, the Advances; or

                        (D) if such Net Cash Proceeds do not exceed $500,000,
                  then 100% of such Net Cash Proceeds shall be applied to the outstanding principal amount of the Term Loan, in inverse order of maturity, until paid in full and thereafter, the Advances.

            Nothing contained in this Section 2.4(c)(i) shall be deemed to permit any Borrower or Subsidiary of any Borrower to make a disposition of any assets other than in accordance with the terms of this Agreement. In no event shall the Applicable Prepayment Premium apply to such prepayments unless Borrowers request that the Lender Group terminate this Agreement.

                  (iii) Upon the issuance or incurrence by any Borrower or any
            Subsidiary of any Borrower of any Indebtedness (other than Permitted Construction Indebtedness or Permitted Purchase Money Indebtedness) or the sale or issuance by any Borrower or any Subsidiary of any Borrower of any shares of its Stock (other than the issuance of shares of Stock for consideration other than cash or a Permitted Financing Transaction), Borrowers shall prepay the outstanding principal amount of the Term Loan in inverse order of maturity (or, if the Term Loan has been paid in full, the Advances), in an amount equal to 100% of the net cash proceeds received by such Person in connection therewith. Nothing contained in this Section 2.4(c)(iii) shall be deemed to permit any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement. Any payments required to be made under this Section 2.4(c)(iii)


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
            shall be applied to the Term Loan, in inverse order of maturity (or, if applicable, the Advances), as set forth in Section 2.4(b)(i); provided, however, if an Event of Default has occurred and is continuing, such payments shall be applied to the Obligations as set forth in Section 2.4(b)(i). In no event shall the Applicable Prepayment Premium apply to such prepayments unless Borrowers request that the Lender Group terminate this Agreement.

                  (iv) Upon the receipt by any Borrower or any Subsidiary of any
            Borrower of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal amount of the Term Loan, in inverse order of maturity (or, if the Term Loan has been paid in full, the Advances), in an amount equal to 100% of such Extraordinary Receipts. Any payments required to be made under this Section 2.4(c)(iv) shall be applied to the Term Loan, in inverse order of maturity (or, if applicable, the Advances), as set forth in Section 2.4(b)(i); provided, however, if an Event of Default has occurred and is continuing, such payments shall be applied to the Obligations as set forth in Section 2.4(b)(i). In no event shall the Applicable Prepayment Premium apply to such prepayments unless Borrowers request that the Lender Group terminate this Agreement.

      2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations (other than Bank Product Obligations) owed by Borrowers to the Lender Group pursuant to Section 2.1 and Section 2.12 is greater than either the Dollar or percentage limitations set forth in Section 2.1 or Section 2.12, (an "Overadvance"), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents.

      2.6 INTEREST RATES AND LETTER OF CREDIT FEE: RATES, PAYMENTS, AND CALCULATIONS.

            (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows:

                  (i) if the relevant Obligation is an Advance that is a Base
            Rate Loan (or interest thereon or fees charged in connection therewith), at a per annum rate equal to the Base Rate plus the Base Rate Margin;

                  (ii) if the relevant Obligation is an Advance that is a LIBOR
            Rate Loan (or interest thereon or fees charged in connection therewith), at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin;

                  (iii) if the relevant Obligation is a portion of the Term Loan
            (or interest thereon or fees charged in connection therewith), at a per annum rate equal to the Base Rate plus the Term Loan Margin;

                  (iv) otherwise, at a per annum rate equal to the Base Rate plus the Term Loan Margin.

The foregoing notwithstanding, at no time shall any portion of the Obligations (other than Bank Product Obligations) bear interest on the Daily Balance thereof at a per annum rate less than 5.00%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

            (b) LETTER OF CREDIT FEES. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 3.00% per annum times the Daily Balance of the aggregate undrawn amount of all outstanding Letters of Credit.

            (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

                  (i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

                  (ii) the Letter of Credit fee provided for above shall be
            increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

            (d) PAYMENT. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including the installments due and payable with respect to the Term Loan and including any amounts due and payable to Wells Fargo or its Affiliates in respect of Bank Products up to the amount of the then extant Bank Product Reserve) to Borrowers' Loan Account, which amounts shall thereafter constitute Advances hereunder and shall accrue interest at the rates set forth in Section 2.6(a) or, if applicable, Section 2.6(c). Any interest not paid when due shall be compounded by being charged to Borrowers' Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rates set forth in Section 2.6(a) or, if applicable, Section 2.6(a).

            (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

            (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

      2.7 CASH MANAGEMENT.

            (a) Borrowers shall (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on Schedule 2.7(a) (each a "Cash Management Bank"), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account in Agent's name (a "Cash Management Account") at one of the Cash Management Banks; provided, however, to the extent such Collections do not at any one time exceed $50,000, Collections from FBO Operations received at an FBO may be deposited to a Cash Management Account no less frequently than twice per week.

            (b) Each Cash Management Bank shall establish and maintain, within the time frame specified in Section 3.2(a), Cash Management Agreements with Agent and Borrowers, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account.

            (c) So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend Schedule 2.7(a) to add or replace a Cash Management Account Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, Borrowers and such prospective Cash Management Bank shall have executed and delivered to

Agent a Cash Management Agreement. Borrowers shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

            (d) The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Borrowers are hereby deemed to have granted a Lien to Agent.

      2.8 CREDITING PAYMENTS; FLOAT CHARGE. The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. From and after the Closing Date, Agent shall be entitled to charge Borrowers for 1 Business Day of `clearance' or `float' at the rate applicable to Base Rate Loans under
Section 2.6 on all Collections that are received by Borrowers (regardless of whether forwarded by the Cash Management Banks to Agent). This across-the-board 1 Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrowers and shall apply irrespective of whether or not there are any outstanding monetary Obligations; the effect of such clearance or float charge being the equivalent of charging 1 Business Day of interest on such Collections. The parties acknowledge and agree that the economic benefit of the foregoing provisions of this Section 2.8 shall be for the exclusive benefit of Agent.

      2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances and the Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

      2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with the Term Loan, all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

      2.11 FEES. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

            (a) UNUSED LINE FEE. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to 0.375% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month, plus (iii) the Availability Block, plus (iv) the average Daily Balance of the Term Loan outstanding during the immediately preceding month.

            (b) FEE LETTER FEES. As and when due and payable under the terms of the Fee Letter, Borrowers shall pay to Agent the fees set forth in the Fee Letter, and

            (c) AUDIT, APPRAISAL, AND VALUATION CHARGES. For the separate account of Agent, audit, appraisal, and valuation fees and charges as follows,
(i) a fee of $850 pay day, per auditor, plus out-of-pocket expenses for each financial audit of a Borrower performed by personnel employed by Agent, and (ii) the actual charges paid or incurred by Agent to perform financial audits of Borrowers, to appraise the Collateral, or any portion thereof, or to assess a Borrower's business valuation; provided, however, Borrowers shall only be required to pay such charges and expenses with respect to four (4) audits performed per year unless an Event of Default has occurred in which case Borrowers shall be required to pay such charges and expenses with respect to as many audits as are performed.

      2.12 LETTERS OF CREDIT.

            (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                  (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                  (ii) the Letter of Credit Usage would exceed $20,000,000,

                  (iii) the Letter of Credit Usage, with respect to the Revenue
            Bond Letter of Credit only, would exceed $15,000,000, or

                  (iv) the Letter of Credit Usage would exceed the Maximum
            Revolver Amount less the then extant amount of outstanding Advances.

            Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on
(i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear.

            (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitment, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

            (c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the

Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender, Underlying Issuer or any other member of the Lender Group.

            (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

            (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

            (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                  (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                  (ii) there shall be imposed on the Underlying Issuer or the
            Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.



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
2.13 LIBOR OPTION.

            (a) INTEREST AND INTEREST PAYMENT DATES. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof elect to accelerate the maturity of all or any portion of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Administrative Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances bear interest at the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

            (b) LIBOR ELECTION.

                  (i) Administrative Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Administrative Borrower's election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day. Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment.

                  (ii) Each LIBOR Notice shall be irrevocable and binding on
            Borrowers. In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last


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
            day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Administrative Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

                  (iii) Borrowers shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

            (c) PREPAYMENTS. Borrowers may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b) above.

            (d) SPECIAL PROVISIONS APPLICABLE TO LIBOR RATE.

                  (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Administrative Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Administrative Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Administrative Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

                  (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of


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
            application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Administrative Borrower and Agent promptly shall transmit the notice to each other Lender and (A) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (B) Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

            (e) NO REQUIREMENT OF MATCHED FUNDING. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

      2.14 CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      2.15 JOINT AND SEVERAL LIABILITY OF BORROWERS.

            (a) Each of Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement, for the mutual benefit, directly and


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
indirectly, of each of Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

            (b) Each of Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Borrowers without preferences or distinction among them.

            (c) If and to the extent that any of Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Persons composing Borrowers will make such payment with respect to, or perform, such Obligation.

            (d) The Obligations of each Person composing Borrowers under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Person composing Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

            (e) Except as otherwise expressly provided in this Agreement, each Person composing Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Person composing Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Borrowers. Without limiting the generality of the foregoing, each of Borrowers assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Person composing Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Person composing Borrowers, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Person composing Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Borrowers


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
under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Borrowers or any Agent or Lender. The joint and several liability of the Persons composing Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Borrowers or any Agent or Lender.

            (f) Each Person composing Borrowers represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Borrowers further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Person composing Borrowers hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

            (g) Each Borrower waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Agent's or such Lender's rights of subrogation and reimbursement against such Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

            (h) Each of the Persons composing Borrowers waives all rights and defenses that such Borrower may have because the Obligations are secured by Real Property. This means, among other things:

                  (i) Agent and Lenders may collect from such Borrower without first foreclosing on any Real or Personal Property Collateral pledged by Borrowers.

                  (ii) If Agent or any Lender forecloses on any Real Property
            Collateral pledged by Borrowers:

                        (A) The amount of the Obligations may be reduced only by
                  the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                        (B) Agent and Lenders may collect from such Borrower
                  even if Agent or Lenders, by foreclosing on the Real Property Collateral, has destroyed any right such Borrower may have to collect from the other Borrowers.

This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Obligations are secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

            (i) The provisions of this Section 2.15 are made for the benefit of the Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Borrowers or to exhaust any remedies available to it or them against any of the other Persons composing Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

            (j) Each of the Persons composing Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

            (k) Each of the Persons composing Borrowers hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Agent, and the Agent shall deliver any such amounts to the Administrative Agent for application to the Obligations in accordance with Section 2.4(b).

      2.16 SECURITIZATION. Each Borrower hereby acknowledges that the Lenders and each of their Affiliates may sell or securitize the Borrowings (a "Securitization") through the pledge of the Borrowings as collateral security for loans to such Lenders or their Affiliates or through the sale of the Borrowings or the issuance of direct or indirect interests in the Borrowings, which loans to such Lenders or their Affiliate or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). Each Borrower shall cooperate with such Lenders and their Affiliates to effect the Securitization including, without limitation, by
(a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by such Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose costs on Borrowers and the Lender that elects to securitize its Borrowings shall pay for costs and expenses associated therewith, and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of Borrowers under the Loan Documents or change or affect in a manner adverse to Borrowers the financial terms of the Borrowings, (b) providing such information as may be reasonably requested by such Lenders in connection with the rating of the Borrowings or the Securitization, and (c) providing in connection with any rating of the Borrowings a certificate (i) agreeing to indemnify such Lenders and any of their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which such Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of Borrowers or its Affiliates to the Lender Group in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading, and such indemnity shall survive any transfer by any Lender or its successors or assigns of the Borrowings, and (ii) agreeing to reimburse such Lenders and any of their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

3. CONDITIONS; TERM OF AGREEMENT.

      3.1 CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Agent, of each of the conditions precedent set forth below:

            (a) the Closing Date shall occur on or before December 31, 2002;

            (b) Agent shall have received all financing statements required by Agent, duly executed by the applicable Borrowers, and Agent shall have received searches reflecting the filing of all such financing statements;

            (c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                  (i) the Assignments of Claims,

                  (ii) the Control Agreements,

                  (iii) the Disbursement Letter,

                  (iv) the Due Diligence Letter,

                  (v) the Fee Letter,

                  (vi) the Guaranties,

                  (vii) the Validity Agreement,

                  (viii) the Officers' Certificate,

                  (ix) the Pay-Off Letter,

                  (x) Stock Pledge Documentation with respect to all
            Subsidiaries of any Borrower or Guarantor in existence on the date hereof, and

                  (xi) the Whitney Subordination.

            (d) Agent shall have received, in form and substance satisfactory to Agent, the Notices of Assignment of Claims, duly executed by the applicable Borrowers;

            (e) Agent shall have received a certificate from the Secretary of each Borrower attesting to the resolutions of such Borrower's board of directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of such Borrower to execute the same;

            (f) Agent shall have received copies of each Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower;

            (g) Agent shall have received a certificate of status with respect to each Borrower, issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

            (h) Agent shall have received certificates of status with respect to each Borrower, issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

            (i) Agent shall have received a certificate from the Secretary of each Guarantor attesting to the resolutions of such Guarantor's board of directors authorizing its execution, delivery, and performance of the Loan Documents to which such Guarantor is a party and authorizing specific officers of such Guarantor to execute the same;

            (j) Agent shall have received copies of each Guarantor's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Guarantor;

            (k) Agent shall have received a certificate of status with respect to each Guarantor, issued by the appropriate officer of the jurisdiction of organization of such Guarantor, which certificate shall indicate that such Guarantor is in good standing in such jurisdiction;

            (l) Agent shall have received certificates of status with respect to each Guarantor, issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Guarantor is in good standing in such jurisdictions;

            (m) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent;

            (n) Agent shall have received a Collateral Access Agreement with respect to 5456 McConnell Avenue, Los Angeles, California 90066;

            (o) Agent shall have received opinions of Borrowers' and Guarantors' counsel in form and substance satisfactory to Agent;

            (p) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all tax returns required to be filed by Borrowers or Guarantors have been timely filed and all taxes upon Borrowers, Guarantors or their respective properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest or taxes subject to any Liens to be Released;

            (q) Borrowers shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

            (r) Agent shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrowers' books and records and verification of Borrowers' representations and warranties to the Lender Group, the results of which shall be satisfactory to Agent, and (ii) an inspection of each of the locations where Inventory is located, the results of which shall be satisfactory to Agent;

            (s) Agent's counsel shall have reviewed Borrowers' legal structure and Agent shall have been satisfied with the results of such review;

            (t) Agent's counsel shall have reviewed all material purchase and supply agreements of all Borrowers and Agent shall have been satisfied with the results of such review;



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
            (u) Agent's counsel shall have reviewed all contracts entered into by Maytag with any Governmental Authority and Agent shall have been satisfied with the results of such review;

            (v) Agent's counsel shall have reviewed the FBO Documentation and Agent shall have been satisfied with the results of such review;

            (w) Agent's counsel shall have reviewed the Whitney Documentation and Agent shall have been satisfied with the results of such review;

            (x) Agent's counsel shall have received and reviewed all documentation requested by them from Borrowers with respect to the shareholder lawsuits filed against Borrowers or any of them and Agent shall have been satisfied with the results of such review;

            (y) Agent shall have received completed reference checks with respect to Borrowers' senior management, the results of which are satisfactory to Agent in its sole discretion;

            (z) Agent shall have received the Closing Date Business Plan;

            (aa) Borrowers shall pay all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

            (bb) Borrowers shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrowers of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

            (cc) Agent shall have performed, with results satisfactory to Agent, a takeover audit of Borrowers operations and the Collateral which includes additional analysis on (i) FBO reporting, (ii) past due accounts payable of MercFuel and (iii) payment history, creditworthiness and other credit analysis with respect to China Eastern Airlines and China Southern Airlines; and

            (dd) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

      3.2 CONDITIONS SUBSEQUENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment by Borrowers, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

            (a) within 15 Business Days after the Closing Date, deliver to Agent the Cash Management Agreements, in form and substance satisfactory to Agent, duly executed by the parties thereto and effective as of the dates thereof;



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
            (b) within 15 Business Days after the Closing Date, deliver to Agent certified copies of resolutions of each Borrower's and each Guarantor's board of directors authorizing the transactions contemplated by the Loan Documents to which such entities are party, any amendments or modifications thereto and such other matters as Agent may reasonably require;

            (c) within 30 days after the Closing Date, deliver to Agent an opinion of counsel to Maytag, Mercury Air Center-Hartsfield, LLC, Mercury Air Center-Peachtree-Dekalb, LLC, Mercury Air Center-Jackson, LLC., Mercury Air Center-Reno, LLC, Mercury Air Center-Charleston, LLC. and Mercury Air Center-Johns Island, LLC., each in form and substance satisfactory to Agent;

            (d) within 30 days after the Closing Date, deliver to Agent a certificate of insurance with respect to its business interruption insurance, together with a lenders loss payable endorsement thereto, all in form and substance satisfactory to Agent;

            (e) within 30 days after the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel;

            (f) within 30 days after the Closing Date, deliver to Agent a Collateral Access Agreement with respect to 6145 Lehman Drive, Suite 300, Colorado Springs, Colorado, 80918;

            (g) within 30 days after the Closing Date, deliver to Agent a deposit account control agreement, in form and substance satisfactory to Agent, with respect to each of the DDAs;

            (h) within 30 days after the Closing Date, deliver to Agent evidence, in form and substance satisfactory to Agent, of the satisfaction and release, as of record, of the Liens to be Released;

            (i) within 30 days after the Closing Date, deliver to Agent certificates of status, other than those received by Agent prior to the Closing Date, with respect to each Borrower, issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which the nature of such Borrower's business operations require such Borrower to be duly qualified or licensed to do business in such jurisdiction, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

            (j) within 60 days after the Closing Date, deliver to Agent, all original motor vehicle title certificates with respect to all motor vehicles owned by any Borrower and registered with any state's department of motor vehicles, executed by the appropriate Borrower and, if necessary, the Existing Lender, so as to permit Agent to record a first priority Lien with respect thereto;

            (k) within 60 days after the Closing Date, deliver to Agent the ChevronTexaco Letter, in form and substance satisfactory to Agent;

            (l) within 90 days after the Closing Date, deliver to Agent all Notices of Assignment of Claims, duly executed by or on behalf of the parties addressed thereon; and

            (m) within 6 months after the Closing Date, demonstrate to the satisfaction of Agent, their ability to report sales journals, collection journals and credit registers, by division.

      3.3 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender Group (or any member thereof) to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

            (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

            (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

            (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender, or any of their Affiliates; and

            (d) no Material Adverse Change shall have occurred.

      3.4 TERM. This Agreement shall continue in full force and effect for a term ending on the earlier to occur of December 30, 2007 or (b) if the Whitney Debt has not been refinanced on terms acceptable to Agent in its sole discretion or repaid in full prior to October 3, 2005, then December 23, 2005 (such earlier date referred to herein as the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

      3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit and including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Product Obligations). No termination of this Agreement, however, shall relieve or discharge Borrowers of their duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers' sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents

(and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

      3.6 EARLY TERMINATION BY BORROWERS. Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Product Obligations), in full, together with the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Product Obligations), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (w) termination upon the election of the Required Lenders to terminate after the occurrence of an Event of Default, (x) foreclosure and sale of Collateral, (y) sale of the Collateral in any Insolvency Proceeding, or (z) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by the Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrowers shall pay the Applicable Prepayment Premium to Agent (to be allocated based upon letter agreements between Agent and individual Lenders), measured as of the date of such termination.

4. CREATION OF SECURITY INTEREST.

      4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrowers of each of their covenants and duties under the Loan Documents. The Agent's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Agent or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrowers have no authority, express or implied, to dispose of any item or portion of the Collateral.

      4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent's security interest is dependent on or enhanced by possession, the applicable Borrower, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

      4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of Borrowers that the Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Borrower agrees that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by the applicable Borrower.

      4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Agent, Borrowers shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect the Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. Without limiting the generality of the foregoing, Borrowers agree to deliver to Agent a Trademark Security Agreement with respect to any trademark applications within 5 Business Days after the date such trademark applications are filed and application numbers assigned thereto by the U.S. Patent and Trademark Officer. To the maximum extent permitted by applicable law, each Borrower authorizes Agent to execute any such Additional Documents in the applicable Borrower's name and authorize Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, Borrowers shall (a) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Borrowers during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Borrowers that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrowers' ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

      4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower's name on any Collection item that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

      4.6 RIGHT TO INSPECT. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

      4.7 CONTROL AGREEMENTS. Each Borrower agrees that it will not transfer assets out of any Securities Accounts other than as permitted under Section 7.18 and, if to another securities intermediary, unless each of the applicable Borrower, Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Borrowers without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

5. REPRESENTATIONS AND WARRANTIES.

            In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

      5.1 NO ENCUMBRANCES. Each Borrower has good and indefeasible title to its Collateral and the Real Property, free and clear of Liens except for Permitted Liens.

      5.2 ELIGIBLE ACCOUNTS AND ELIGIBLE FOREIGN ACCOUNTS. The Eligible Accounts and Eligible Foreign Accounts are bona fide existing payment obligations of Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors


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
in the ordinary course of each Borrower's business, owed directly (and not through a third-party billing intermediary) to each Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. As to each Account that is identified by Administrative Borrower as an Eligible Account or an Eligible Foreign Account in a borrowing base report submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria set fort in the definition of Eligible Accounts or the definition of Eligible Foreign Accounts.

      5.3 EQUIPMENT. All of the Equipment is used or held for use in Borrowers' business and is fit for such purposes.

      5.4 LOCATION OF INVENTORY AND EQUIPMENT; FBOs. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 5.4. No Borrower is the holder of any FBO except for those identified on Schedule F-1. Each FBO Borrower holds a valid leasehold interest with respect to all Real Property necessary to enable it or another Borrower to operate the FBO's identified on Schedule F-1 which generate any portion of such Borrower's revenues.

      5.5 INVENTORY RECORDS. Each Borrower keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

      5.6 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of each Borrower is located at the address indicated in Schedule 5.6 and each Borrower's FEIN is identified in Schedule 5.6.

      5.7 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

            (a) Each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

            (b) Set forth on Schedule 5.7(b), is a complete and accurate description of the authorized capital Stock of each Borrower other than Parent, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on
Schedule 5.7(b), there are no subscriptions, options, warrants, or calls relating to any shares of each Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

            (c) Set forth on Schedule 5.7(c), is a complete and accurate list of each Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                  (d) Except as set forth on Schedule 5.7(c), there are no subscriptions, options, warrants, or calls relating to any shares of any Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Borrower or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Borrower's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

         5.8      DUE AUTHORIZATION; NO CONFLICT.

                  (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower.

                  (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of any Borrower.

                  (c) Other than the filing of financing statements, fixture filings, and Mortgages, the execution, delivery, and performance by each Borrower of this Agreement and the Loan Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                  (d) As to each Borrower, this Agreement and the other Loan Documents to which such Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens

                  (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

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
                  (g) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Guarantor, the Governing Documents of such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on such Guarantor,
(ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (iv) require any approval of such Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of such Guarantor.

                  (h) Other than the filing of financing statements, fixture filings and Mortgages, the execution, delivery, and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                  (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         5.9 LITIGATION. Other than those matters disclosed on Schedule 5.9, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrowers, threatened against Borrowers, or any of their Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Borrowers, or any of their Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

         5.10 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrowers or Guarantors that have been delivered by Borrowers or Guarantors to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrowers' (or Guarantors', as applicable) financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrowers (or Guarantors, as applicable) since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date.

         5.11     FRAUDULENT TRANSFER.

                  (a)      each Borrower and each Guarantor is Solvent.

                  (b) No transfer of property is being made by any Borrower or Guarantor and no obligation is being incurred by any Borrower or Guarantor in connection with the transactions

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
contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers or Guarantors.

         5.12 EMPLOYEE BENEFITS. Except as set forth on Schedule 5.12, none of Borrowers, any of their Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

         5.13 ENVIRONMENTAL CONDITION. Except as set forth on Schedule 5.13, (a) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been used by Borrowers or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation of applicable Environmental Law except for violations that could not reasonably be expected to result in a Material Adverse Change, (b) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) none of Borrowers have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrowers, and (d) none of Borrowers have received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Borrower resulting in the releasing or disposing of Hazardous Materials into the environment, other than such notices that are not material to Borrowers in the aggregate.

         5.14 BROKERAGE FEES. Except as set forth on Schedule 5.14, Borrowers have not utilized the services of any broker or finder in connection with Borrowers' obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Borrowers in connection herewith.

         5.15 INTELLECTUAL PROPERTY. Each Borrower owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.15 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Borrower is the owner or is an exclusive licensee.

         5.16 LEASES. Borrowers enjoy peaceful and undisturbed possession under all leases material to the business of Borrowers and to which Borrowers are a party or under which Borrowers are operating. All of such leases are valid and subsisting and no material default by Borrowers exists under any of them.

         5.17 DDAS. Set forth on Schedule 5.17 are all of the DDAs of each Borrower, including, with respect to each depository (a) the name and address of that depository, and (b) the account numbers of the accounts maintained with such depository.

         5.18 COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Borrowers in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrowers in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections provided on the Closing Date, or provided on any other date, represent Borrowers' good faith best estimate on such date of their future performance for the periods covered thereby.

         5.19 INDEBTEDNESS. Set forth on Schedule 5.19 is a true and complete list of all Indebtedness of each Borrower outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

         5.20 CORPORATE ORGANIZATION. Set forth on Schedule 5.20 is a true and complete organizational chart listing Parent and all of its direct and indirect Subsidiaries.

6.       AFFIRMATIVE COVENANTS.

                  Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrowers shall and shall cause each of their respective Subsidiaries to do all of the following:

         6.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Borrowers also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

         6.2 COLLATERAL REPORTING. Provide Agent (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

Daily (a) with respect to MercFuel, a sales journal, collection journal, and credit register since the last such schedule.

                           (b) a detailed aging, by total, of the Accounts of the other Borrowers .

At least once weekly
(the first such report
not later than Monday
of each week)

Monthly (not later than     with respect to all Borrowers other than Maytag:
the 15th day of each
month)

                           (c) a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date,

                           (d) notice of all returns, disputes, or claims,

                           (e) a detailed calculation of the Borrowing Base
                           (including detail regarding those Accounts that are not Eligible Accounts or Eligible Foreign Accounts),

                           (f) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Agent,

                           (g) a summary aging, by vendor, of Borrowers' accounts payable and any book overdraft, together with a reconciliation to Borrower's general ledger, and

                           (h) a calculation of Dilution for the prior month.

Monthly (not later than    with respect to Maytag:
the 20th day of each
month)

                           (i) a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date,

                           (j) notice of all returns, disputes, or claims,

                           (k) a detailed calculation of the Borrowing Base
                           (including detail regarding those Accounts that are not Eligible Accounts or Eligible Foreign Accounts),

                           (l) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Agent,

                           (m) a summary aging, by vendor, of Borrowers' accounts payable and any book overdraft, together with a reconciliation to Borrower's general ledger, and

                           (n) a calculation of Dilution for the prior month.


Monthly (not later         (o) a report as to sales, excise and fuel taxes
than the 45th day          payable by any Borrower, in form satisfactory to
after the end of           Agent.
each month)

Quarterly                  (p) a detailed list of each Borrower's customers, and

                           (q) a report regarding each Borrower's accrued, but unpaid, ad valorem taxes.

Upon request by Agent      (r) copies of invoices in connection with the
                           Accounts, credit memos, remittance advices, deposit
                           slips, shipping and delivery documents in connection
                           with the Accounts and, for Inventory and Equipment
                           acquired by Borrowers, purchase orders and invoices,
                           and

                           (s) such other reports as to the Collateral, or the financial condition of Borrowers as Agent may request.

                  In addition, each Borrower agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver to Agent, with copies to each Lender:

                  (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year) after the end of each month during each of Parent's fiscal years:

                           (i) a company prepared consolidated balance sheet and
                  income statement covering Parent's and its Subsidiaries' operations during such period;

                           (ii) a schedule of principal debt payments and a
                  schedule of Capital Expenditures detailed as to financed and non-financed Capital Expenditures for Parent and its Subsidiaries during such period;

                           (iii) a certificate signed by the chief financial
                  officer of Parent to the effect that:

                                    (A) the financial statements delivered
                           hereunder have been prepared consistent with past practices in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

                                    (B) the representations and warranties of
                           Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and

                                    (C) there does not exist any condition or
                           event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrowers have taken, are taking, or propose to take with respect thereto);

                           (iv) for each month that is the date on which a
                  financial covenant in Section 7.19 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.19;

                  (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter (other than the last fiscal quarter in a fiscal year), a company prepared statement of cash flow covering Parent's and its Subsidiaries' operations during such fiscal quarter;

                  (c) as soon as available, but in any event within 90 days after the end of each of Parent's fiscal years:

                           (i) financial statements of Parent and its
                  Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management), and

                           (ii) a certificate of such accountants addressed to
                  Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.19;

                  (d) as soon as available, but in any event within 30 days prior to the start of each fiscal year of Parent, copies of Borrowers' Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its sole discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, quarter by quarter, certified by the chief financial officer of Parent as being such officer's good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby;

                  (e)      if and when filed by any Borrower:

                           (i) 10-Q quarterly reports, Form 10-K annual reports,
                  and Form 8-K current reports,

                           (ii) any other filings made by any Borrower with the
                  SEC,

                           (iii) copies of (A) Parent's federal income tax
                  returns, and any amendments thereto, filed with the Internal Revenue Service and (B) upon request by Agent, such of the other Borrowers' federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service as Agent may request, and

                           (iv) any other information that is provided by Parent
                  to its shareholders generally;

                  (f) if and when filed by any Borrower and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which (i) any Borrower conducts business or is required to pay any such excise tax, (ii) where any Borrower's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Borrower, or (iii) where any Borrower's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change;

                  (g) as soon as a Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrowers propose to take with respect thereto;

                  (h) as and when delivered by Parent or any Borrower to
Whitney: (i) the "Compliance Certificate" required to be delivered under the terms of Section 8.1(c) of the Whitney Agreement and (ii) the projections required to be delivered under the terms of Section 8.1(f) of the Whitney Agreement; and

                  (i) upon the request of Agent, any other report reasonably requested relating to the financial condition of Borrowers.

                  In addition to the financial statements referred to above, Borrowers agree to deliver to Agent with copies for each Lender, as and when set forth above, annual financial statements prepared on both a consolidated and consolidating basis. Borrowers agree that no Borrower, or any Subsidiary of a Borrower, will have a fiscal year different from that of Parent. Borrowers agree that their independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Borrowers that Agent reasonably may request. Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agree that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

         6.4 GUARANTOR REPORTS. Cause each Guarantor to deliver its annual financial statements at the time when Parent provides its audited financial statements to Agent, with copies for each Lender, and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

         6.5 RETURN. Cause returns and allowances as between Borrowers and their Account Debtors, to be on the same basis and in accordance with the usual customary practices of the applicable Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Borrower, the applicable Borrower promptly shall determine the reason for such return and, if the applicable Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Borrower, the applicable Borrower promptly shall determine the reason for such return and, if Agent consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor.

         6.6 MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

         6.7 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrowers or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrowers will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that the applicable Borrower has made such payments or deposits. Borrowers shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which any Borrower is required to pay any such excise tax.

         6.8 INSURANCE.

                  (a) At Borrowers' expense, maintain insurance respecting its property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrowers also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. To the extent, and only to the extent, permitted by Borrowers' agreements with airports or other lessors, Borrowers shall deliver copies of all such policies, other than those policies insuring Borrowers' operations at airports, or affected by other agreements prohibiting the assignment of proceeds to a Person other than such airport or lessor, to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate (such policies referred to herein as the "Included Policies"). Each Included Policy or endorsement thereto shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

                  (b) Administrative Borrower shall give Agent prompt notice of any loss covered by any insurance policy covering any Borrower, including, without limitation, the Included Policies. Agent shall have the exclusive right to adjust any losses payable under any Included Policy in excess of $50,000, without any liability to Borrowers whatsoever in respect of such adjustments. Any monies received as payment for any loss under any Included Policy (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Administrative Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

                  (c) Borrowers shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless, subject to the restrictions set forth in this Section, Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent (in which case such policy shall also constitute an Included Policy). Administrative Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

         6.9 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on Schedule 5.4; provided, however, that Administrative Borrower may amend Schedule 5.4 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens on such assets and also provides to Agent a Collateral Access Agreement.

         6.10 COMPLIANCE WITH LAWS.

                  (a) Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority (including without limitation, the Federal Aviation Administration, the Environmental Protection Agency, Air Quality Management Districts, the Occupational Safety and Health Administration and local fire departments), including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

                  (b) Deliver to Agent every four (4) months, with the first such analysis completed and report delivered on or before March 31, 2003, a risk management analysis in customary form by an auditor selected by Administrative Borrower but satisfactory to Agent in its Permitted Discretion, with respect to Borrowers' methods and procedures to maintain compliance with the terms of
Section 6.10(a), such that in the twelve (12) month period immediately following the Closing Date, such methods and procedures with respect to all FBOs have been analyzed, such analysis to be detailed in a report by such auditor, satisfactory to Agent as to scope, methodology, format and substance, upon which Agent is expressly permitted to rely.

         6.11 LEASES. Pay when due all rents and other amounts payable under any leases to which any Borrower is a party or by which any Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

         6.12 BROKERAGE COMMISSIONS. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrowers' obtaining financing from the Lender Group under this Agreement. Borrowers agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrowers, and each Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrowers' obtaining financing from the Lender Group under this Agreement.

         6.13 EXISTENCE. At all times preserve and keep in full force and effect each Borrower's valid existence and good standing and any rights and franchises material to Borrowers' businesses.

         6.14     ENVIRONMENTAL.

                  (a) Keep any property either owned or operated by any Borrower free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by any Borrower and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Borrower, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Borrower, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

         6.15 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

7.       NEGATIVE COVENANTS.

                  Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrowers will not and will not permit any of their respective Subsidiaries to do any of the following:

         7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                  (a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;

                  (b)      the Indebtedness set forth on Schedule 5.19;

                  (c)      Permitted Purchase Money Indebtedness;

                  (d) Permitted Construction Indebtedness in the amounts set forth on Schedule 7.1(d) to the extent incurred in connection with construction at the FBOs identified thereon opposite such amounts;

                  (e) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) (other than the Indebtedness identified as items 6 and 7 on Schedule 5.19, the "CEDFA" IRB Obligations identified on Schedule 5.19 and the Whitney Debt), (c) and (d) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in the Agent's judgment, materially impair the prospects of repayment of the Obligations by Borrowers or materially impair Borrowers' creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Borrower, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness;

                  (f)      Indebtedness composing Permitted Investments; and

                  (g) to the extent subject to the Whitney Subordination, the Whitney Debt; provided, that, no payments of any kind may be made by any Borrower with respect to the Whitney Debt except as permitted by the Whitney Subordination Agreement.

Without in any way limiting the generality of any provision of this Agreement, at any time that any Indebtedness is to be incurred, at the request of Agent, Borrower shall provide such information and documentation with respect thereto as Agent may require in order to determine that the incurrence of such Indebtedness (i) complies with the terms of this Section 7.1 and (ii) will not immediately or prospectively cause a Default or Event of Default.

         7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(e) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

         7.3      RESTRICTIONS ON FUNDAMENTAL CHANGES.

                  (a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock (it being understood that the conversion of preferred stock into common stock or the exchange of common stock for preferred stock that is not Disqualified Capital Stock is not prohibited by this covenant).

                  (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

                  (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, any of its assets other than Permitted Dispositions or Permitted Financing Transactions.

         7.4 CHANGE NAME. Change any Borrower's name, FEIN, corporate structure or identity, or add any new fictitious name; provided, however, that a Borrower may change its name upon at least 30 days prior written notice by Administrative Borrower to Agent of such change and so long as, at the time of such written notification, such Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Agent's Liens.

         7.5 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except (a) by endorsement of instruments or items of payment for deposit to the account of Borrowers or which are transmitted or turned over to Agent, (b) for guaranties in favor of Whitney with respect to the Indebtedness owed to Whitney set forth on Schedule 5.19 hereto, to the extent the obligations under such guaranties are subordinated, in a manner satisfactory to Lenders, to the prior payment in full of all Obligations or (c) guaranties by one Borrower (other than an FBO Borrower) of obligations of another Borrower incurred in the ordinary course of business.

         7.6 NATURE OF BUSINESS. Make any change in the principal nature of Borrowers' business.

         7.7      PREPAYMENTS AND AMENDMENTS.

                  (a) Except in connection with a refinancing permitted by
Section 7.1(e), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower, other than the Obligations in accordance with this Agreement, and

                  (b) Except in connection with a refinancing permitted by
Section 7.1(e), directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 7.1(b) or Section 7.1(c).

         7.8 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

         7.9 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

         7.10 DISTRIBUTIONS. Other than distributions or declaration and payment of dividends by a Borrower to another Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock or preferred Stock that is not Disqualified Capital Stock) on, or purchase, acquire, redeem, or retire any of any Borrower's Stock, of any class, whether now or hereafter outstanding.

         7.11 ACCOUNTING METHODS. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrowers' accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Borrowers' financial condition.

         7.12     INVESTMENTS; ACQUISITIONS; SUBSIDIARIES.

                  (a) Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Administrative Borrower and its Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in deposit accounts or Securities Accounts in excess of $25,000 outstanding at any one time unless the Administrative Borrower or any of its Subsidiaries, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements or similar arrangements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) the Agent's Liens in such Permitted Investments.

                  (b) Directly or indirectly purchase or otherwise acquire all or any substantial part of the business or assets of any Person.

                  (c)      Form or acquire any Subsidiaries.

         7.13 TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule 7.13 directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower (other than for services as employees, officers or directors) except for transactions that are in the ordinary course of Borrowers' business consistent with past practices known to Agent, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Borrowers than would be obtained in an arm's length transaction with a non-Affiliate.

         7.14 SUSPENSION. Suspend or go out of a substantial portion of its business.

         7.15 COMPENSATION. (a) Increase the annual fee or per-meeting fees paid to the members of its Board of Directors during any year by more than (i) the greater of (A) 15% over the prior year or (B) the percentage increase in the market rate for similarly situated companies' (as reported in sources reasonably acceptable to Agent) outside or independent directors' fees or (ii) 15% over the prior year for any other similarly situated companies' (as reported in sources reasonably acceptable to Agent) directors' fees; (b) pay or accrue total cash compensation, during any year, to its officers and senior management employees in an aggregate amount in excess of 115% of that paid or accrued in the prior year except for profit participation bonuses payable in accordance with such officers' and senior management employees' employment or similar agreements with a Borrower which are set forth on Schedule 7.15; provided, however, no increase in directors' fees or compensation to officers and senior management employees may be effected if an Event of Default has occurred and is continuing.

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
         7.16 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loan for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

         7.17 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without Administrative Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and also provides to Agent a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent.

         7.18 SECURITIES ACCOUNTS. Establish or maintain any Securities Account unless Agent shall have received a Control Agreement in respect of such Securities Account. Borrowers agree to not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrowers may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

         7.19     FINANCIAL COVENANTS.

                  (a) MINIMUM EBITDA. Fail to maintain EBITDA, when measured as of the end of the periods set forth below, of not less than the amount set forth opposite thereto (the "Applicable EBITDA Amount"):

                         Applicable Amount                          Applicable Period
                         -----------------                          -----------------
                               $6,500,000                    For the 6-month period
                                                             ending March 31, 2003
                              $10,700,000                    For the 9-month period
                                                             ending June 30, 2003
                              $13,600,000                    For the 12-month period
                                                             ending September 30, 2003
                              $14,200,000                    For the 12-month period
                                                             ending December 31, 2003
                              $13,500,000                    For the 12-month period
                                                             ending March 31, 2004 and each 12-month
                                                             period ending on the last day of each
                                                             fiscal quarter thereafter

                  (b) MINIMUM FIXED CHARGE COVERAGE RATIO. Fail to maintain a Fixed Charge Coverage Ratio, when measured as of the end of the periods set forth below, of not less than the ratio set forth opposite thereto:

                          Applicable Ratio                          Applicable Period
                          ----------------                          -----------------
                               1.0 to 1.0                    For the 6-month period
                                                             ending March 31, 2003
                               1.0 to 1.0                    For the 9-month period
                                                             ending June 30, 2003
                               1.0 to 1.0                    For the 12-month period
                                                             ending September 30, 2003
                               1.0 to 1.0                    For the 12 month period
                                                             ending on the last day of
                                                             each fiscal quarter thereafter

                  (c) MINIMUM EXCESS AVAILABILITY. Fail to maintain Excess Availability of $2,500,000 at all times.

                  (d) CAPITAL EXPENDITURES. Make:

                           (i) Capital Expenditures of more than $750,000 in any
                  one instance without Agent's prior written consent if such expenditure is not wholly-financed with proceeds of a loan not made by the Lenders under the terms of this Agreement and the incurrence of such Indebtedness is otherwise permitted under the terms of this Agreement.

                           (ii) Expansion Operations Capital Expenditures in any
                  fiscal year in excess of the amount set forth in the following table for the applicable period:

                           Fiscal Year                          Amount
                           2003                                 $7,300,000
                           2004                                 $11,900,000
                           2005                                 $6,300,000
                           2006                                 $0
                           2007                                 $0

                  ; provided, however, the amount of any permitted Expansion Operations Capital Expenditures not made in any year set forth above shall be added to the amount set forth in the following year; provided further, however, such Expansion

                  Operations Capital Expenditures may only be made with respect to the FBOs set forth on Schedule R-1.

                           (iii) Existing Operations Capital Expenditures in any
                  fiscal year in excess of the amount set forth in the following table for the applicable period:

                           Fiscal Year                          Amount
                           -----------                          ------
                           2003                                 $4,000,000
                           2004                                 $5,500,000
                           2005                                 $5,500,000
                           2006                                 $5,500,000
                           2007                                 $5,500,000

                  (e) Notwithstanding the foregoing, the Applicable EBITDA Amounts set forth in Section 7.19(a) above shall be adjusted as follows:

                           (i) after any sale of a Target FBO consummated prior
                  to March 1, 2003, the Applicable EBITDA Amount for all periods through March 31, 2003 shall be reduced by 75% of the Base Year EBITDA attributed to such Target FBO times the number of months then remaining until March 31, 2003;

                           (ii) after any sale of a Target FBO consummated prior
                  to May 1, 2003, the Applicable EBITDA Amount for all periods through June 30, 2003 shall be reduced by 80% of Base Year EBITDA attributed to such Target FBO times the number of months then remaining until May 31, 2003;

                           (iii) if any Target FBOs have not been sold by June
                  30, 2003, then the Applicable EBITDA Amounts for all periods thereafter until the Target FBOs are sold shall increase by 80% of Base Year EBITDA for such Target FBOs times the number of months remaining in any period for which such covenant is to be tested; and

                           (iv) after the consummation of any sale of an FBO
                  other than a Target FBO, the Applicable EBITDA Amount shall be reduced by (A) 75% of the Base Year EBITDA of such FBO times the number of months then remaining until March 31, 2003 if the sale of such FBO is consummated prior to March 31, 2003 for the covenant period ending March 31, 2003; (B) 80% of the Base Year EBITDA of such FBO times the number of months then remaining until June 30, 2003 if the sale of such FBO is consummated prior to June 30, 2003, for the covenant period ending June 30, 2003, (C) 88.68% of the Base Year EBITDA of such FBO times the number of months then remaining to the end of the measurement period during the fiscal year ending June 30, 2004 if the sale of such FBO is consummated during such fiscal year, (D) 99.89% of the Base Year EBITDA of such FBO times the number of months then remaining to the end of the measurement period during the fiscal year ending June 30, 2005 if the sale of such FBO is consummated during such fiscal year, (E) 101.39% of the Base Year EBITDA of such FBO times the number of months then remaining to the end of the measurement period during the fiscal year ending June 30, 2006 if the sale of such FBO is consummated during such fiscal year, and (F) 102.91% of the Base Year EBITDA of such FBO times the number of months then remaining to the end of the measurement period during the fiscal year ending June 30, 2007 if the sale of such FBO is consummated during such fiscal year.

         7.20 SPECIAL PURPOSE ENTITIES. Each of FBO Borrower (a) shall, beginning six months after the Closing Date, at all times have a member of its board of directors or managers who is not also a member of the board of directors of its parent corporation and (b) is prohibited from incurring or acquiring liabilities other than liabilities arising in the ordinary course of the ownership and operation of its FBO.

8.       EVENTS OF DEFAULT.

                  Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

         8.1 If Borrowers fail to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations);

         8.2 If (a) any Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 6.2,
Section 6.3 (other than Section 6.3(g)), to the extent such failure could not result in a Material Adverse Change, Section 6.8(a), Section 6.11 or Section
6.15 hereof and such failure or neglect continues for a period of 5 Business Days after the date on which such failure first occurs, or (b) if any Borrower fails to perform, keep, or observe any covenant or other provision contained in
Section 6.1 or Section 6.7 hereof and such failure or neglect continues for a period of 15 Business Days after the date on which such failure first occurs, or
(c) if any Borrower or Guarantor fails or neglects to perform, keep, or observe any other covenant or other provision contained in any Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this Section 8) or the other Loan Documents (other than a Section of such other Loan Document dealt with elsewhere in this Section 8); provided, that, during any period of time that any such failure referred to in this Section 8.2 exists, even if such failure is not yet an Event of Default by virtue of the existence of a grace or cure period, Lender shall be relieved of its obligation to extend credit hereunder;

         8.3 If any material portion of any Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

         8.4 If an Insolvency Proceeding is commenced by any Borrower or any of its Subsidiaries;

         8.5 If an Insolvency Proceeding is commenced against any Borrower, or any of its Subsidiaries, and any of the following events occur: (a) the applicable Borrower or the Subsidiary consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligations to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Borrower or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

         8.6 If any Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         8.7 If a notice of Lien, levy, or assessment is filed of record with respect to any Borrower's or any of its Subsidiaries' assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any Borrower's or any of its Subsidiaries' assets and the same is not paid on the payment date thereof;

         8.8 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of any Borrower's or any of its Subsidiaries' properties or assets;

         8.9 If there is a default in (a) any material agreement to which any Borrower or any of its Subsidiaries is a party and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Borrower's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein, (b) that certain Loan Agreement, dated April 1, 1998, between CEDFA and Parent, or any agreement referenced therein or related thereto or (c) the Whitney Documentation; provided, however, with respect to a default under Section 8.7 of the Whitney Agreement, such default shall not be considered an Event of Default hereunder so long as such default does not give Whitney the right to accelerate the Whitney Debt or any portion thereof;

         8.10 If any Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the

Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

         8.11 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Borrower, its Subsidiaries, or any officer, employee, agent, or director of any Borrower or any of its Subsidiaries;

         8.12 If the obligation of any Guarantor under its Guaranty is limited or terminated by operation of law or by such Guarantor thereunder;

         8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

         8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Borrower, or a proceeding shall be commenced by any Borrower, or by any Governmental Authority having jurisdiction over any Borrower, seeking to establish the invalidity or unenforceability thereof, or any Borrower shall deny that any Borrower has any liability or obligation purported to be created under any Loan Document; or

         8.15 If Parent or any Borrower shall be required to make any mandatory prepayment of the loans made to Parent by CEDFA.

9.       THE LENDER GROUP'S RIGHTS AND REMEDIES.

         9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by
Borrowers:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

                  (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed

Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (e) Cause Borrowers to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other assets of Borrowers or in Borrowers' possession and conspicuously label said returned Inventory as the property of the Lender Group;

                  (f) Without notice to or demand upon any Borrower or any Guarantor, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Borrower agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Borrower authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Borrowers' Loan Account therefor. With respect to any of Borrowers' owned or leased premises, each Borrower hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to any Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of any Borrower held by the Lender Group;

                  (h) Hold, as cash collateral, any and all balances and deposits of any Borrower held by the Lender Group, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

                  (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Each Borrower hereby grants to Agent a license or other right to use, without charge, such Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and such Borrower's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

                  (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                  (k) Agent shall give notice of the disposition of the Personal Property Collateral as follows:

                           (i) Agent shall give Administrative Borrower (for the
                  benefit of the applicable Borrower) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                           (ii) The notice shall be personally delivered or
                  mailed, postage prepaid, to Administrative Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (l) Agent, on behalf of the Lender Group may credit bid and purchase at any public sale;

                  (m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                  (n) The Lender Group shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents;

                  (o) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrowers. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Administrative Borrower (for the benefit of the applicable Borrower); and

                  (p) Agent may limit the amount of Borrowings available to each Borrower to an amount based solely on such Borrower's contribution to the Borrowing Base and otherwise allocate the Borrowings hereunder among the individual Borrowers.

         9.2 REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.      TAXES AND EXPENSES.

                  If any Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Borrower, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves in Borrowers' Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.      WAIVERS; INDEMNIFICATION.

         11.1 DEMAND; PROTEST; ETC. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any such Borrower may in any way be liable.

         11.2 THE LENDER GROUP'S LIABILITY FOR COLLATERAL. Each Borrower hereby agrees that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

         11.3 INDEMNIFICATION. Each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Borrowers shall have no obligation to any Indemnified Person under this Section
11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12.      NOTICES.

                  Unless otherwise provided in this Agreement, all notices or demands by Borrowers or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Administrative Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrowers in care of Administrative Borrower or to Agent, as the case may be, at its address set forth below:

                  If to Administrative
                  Borrower:                 MERCURY AIR GROUP, INC.
                                            5456 McConnell Avenue
                                            Los Angeles, California 90066
                                            Attn:  Chief Executive Officer
                                            Fax No. 310.827.6897

                  with copies to:           MERCURY AIR GROUP, INC.
                                            Legal Department
                                            5456 McConnell Avenue
                                            Los Angeles, California 90066
                                            Attn:  Wayne J. Lovett, Esq.
                                            Fax No. 310.827.0650

                  and to:                   MCBREEN, MCBREEN & KOPKO
                                            20 North Wacker Drive, Suite 2520
                                            Chicago, Illinois 60606
                                            Attn:  Frederick Kopko, Esq.
                                            Fax No. 312.332.2657

                  and to:                   RIORDAN & MCKINZIE
                                            300 South Grand Avenue, 29th Floor
                                            Los Angeles, California 90071
                                            Attn:  Thomas A. Waldman, Esq.
                                            Fax No. 213.830.8608

                  If to Agent:              FOOTHILL CAPITAL CORPORATION
                                            2450 Colorado Avenue
                                            Suite 3000 West
                                            Santa Monica, California  90404
                                            Attn: Business Finance Division
                                            Manager
                                            Fax No. 310.453.7413

                  with copies to:           MAYER, BROWN, ROWE & MAW
                                            350 South Grand Avenue, 25th Floor
                                            Los Angeles, California 90071
                                            Attn:  Marshall C. Stoddard, Jr.,
                                            Esq.
                                            Fax No. 213.625.0248

                 If to any Lender at its    ABLECO FINANCE LLC
                 address as follows:        450 Park Avenue, 28th Floor
                                            New York, New York 10022
                                            Attention:  Kevin Genda
                                            Fax No.: 212.891.1541

                                            FOOTHILL CAPITAL CORPORATION
                                            2450 Colorado Avenue
                                            Suite 3000 West
                                            Santa Monica, California  90404
                                            Attn: Business Finance Division
                                            Manager
                                            Fax No. 310.453.7413

Agent and Borrowers may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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
                  (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

                  BORROWERS AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         14.1     ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an "Assignee") all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except such minimum amount shall not apply to any Affiliate of a Lender or to a Related Fund or account managed by a Lender) provided that if the minimum amount is not met Borrowers and Agent may continue to deal solely and direction with such Lender in connection with the interest so assigned to an Assignee; provided, however, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance in form and substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall

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not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender or the assignee is an Affiliate (other than individuals) of a Lender or a Related Fund.

                  (b) From and after the date that Agent notifies the assignor Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrowers and the Assignee.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

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                  (e) Any Lender may at any time, with the written consent of
Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

                  (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrowers or Borrowers' business.

                  (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal

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Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                  (h) Administrative Borrower shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name of a Lender as the registered owner of the Term Loan held by such Lender. A loan so registered (a "Registered Loan"),and the note if any, evidencing the same (a "Registered Note") may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any), Administrative Borrower shall treat the Person in whose name such Registered Loan (and the Registered Note, if any) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of an assignment or delegation covered by Section 14.1(a), the Lender that is the assignee shall maintain a comparable Register on behalf of Borrowers.

                  (i) In the event that a Lender sells participations in the Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any) may be effected only by the registration of such participation on the Participant Register.

         14.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to
Section 14.1 hereof, no consent or approval by any Borrower is required in connection with any such assignment.

15.      AMENDMENTS; WAIVERS.

         15.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Borrowers) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of

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the Lenders affected thereby and Administrative Borrower (on behalf of all
Borrowers) and acknowledged by Agent, do any of the following:

                  (a)      increase or extend any Commitment of any Lender,

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

                  (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

                  (d) change the percentage of the Commitments that is required to take any action hereunder,

                  (e) amend or modify this Section or any provision of the Agreement providing for consent or other action by all Lenders,

                  (f) release Collateral other than as permitted by Section
16.12,

                  (g) change the definition of "Required Lenders" or "Pro Rata Share",

                  (h) contractually subordinate any of the Agent's Liens,

                  (i) release any Borrower or any Guarantor from any obligation for the payment of money, or

                  (j) change the definitions of Borrowing Base, Eligible Accounts or Maximum Revolver Amount or change Section 2.1(b); or

                  (k) amend any of the provisions of Section 16.

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         15.2 REPLACEMENT OF HOLDOUT LENDER. If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have not right to refuse to be replaced

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hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

                  Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

         15.3 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

16.      AGENT; THE LENDER GROUP.

         16.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the

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representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

         16.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         16.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrowers or the books or records or properties of any of Borrowers' Subsidiaries or Affiliates.

         16.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by

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it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         16.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to
Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         16.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrowers and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent,

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Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         16.7 COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do
so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         16.8 AGENT IN INDIVIDUAL CAPACITY. Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Foothill or its Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such

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information to them. The terms "Lender" and "Lenders" include Foothill in its individual capacity.

         16.9 SUCCESSOR AGENT. Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

         16.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of the Agent.

         16.11    WITHHOLDING TAXES.

                  (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower:

                           (i) if such Lender claims an exemption from
                  withholding tax pursuant to its portfolio interest exception,
                  (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or
                  (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (ii) if such Lender claims an exemption from, or a
                  reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (iii) if such Lender claims that interest paid under
                  this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (iv) such other form or forms as may be required
                  under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by clause 0 of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

                  (e) All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or
(ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrowers will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrowers.

         16.12    COLLATERAL MATTERS.

                  (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under Section 7.3(c) of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Borrower owned any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to a Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrowers or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

         16.13    RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrowers or any deposit accounts of Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                  (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or
(ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid [ ]utates[ ]e shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         16.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of the Code can be perfected only by possession. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent's instructions.

         16.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

         16.16 CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         16.17 FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By becoming a party to this Agreement, each Lender:

                  (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by Agent, and Agent shall so furnish each Lender with such Reports,

                  (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or any other party performing any audit or examination will inspect only specific information regarding Borrowers and will rely significantly upon the Books, as well as on representations of Borrowers' personnel,

                  (d) agrees to keep all Reports and other material, non-public information regarding Borrowers and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by

Borrowers that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Administrative Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrowers to Agent that has not been contemporaneously provided by Borrowers to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrowers, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         16.18 SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

         16.19 LEGAL REPRESENTATION OF AGENT. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, Mayer, Brown, Rowe & Maw ("MBR&M") only has represented and only shall represent Foothill in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that MBR&M does not represent it in connection with any such matters.

17.      GENERAL PROVISIONS.

         17.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers, Agent, and each Lender whose signature is provided for on the signature pages hereof.

         17.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         17.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         17.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         17.5 AMENDMENTS IN WRITING. This Agreement only can be amended by a writing in accordance with Section 15.1.

         17.6 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         17.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or any Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrowers or Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         17.8 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         17.9 PARENT AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of
(a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group's relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.9 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

                           [Signature page to follow.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                    MERCURY AIR GROUP, INC.,
                                    a Delaware corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTERS, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CARGO, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCFUEL, INC.,
                                    a Delaware corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MAYTAG AIRCRAFT CORPORATION,
                                    a Colorado corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERCURY AIR CENTER-BIRMINGHAM, LLC,
                                    an Alabama limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------


                                    MERCURY AIR CENTER-BAKERSFIELD, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-BURBANK, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-FRESNO, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-LOS ANGELES, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERCURY AIR CENTER-ONTARIO, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-SANTA BARBARA, INC.,
                                    a California corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-HARTSFIELD, LLC,
                                    a Georgia limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-PEACHTREE-DEKALB, LLC, a Georgia limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER- FT. WAYNE, LLC.,
                                    an Indiana limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERCURY AIR CENTER-JACKSON, LLC.,
                                    a Mississippi limited liability company



                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-RENO, LLC,
                                    a Nevada limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-TULSA, LLC.,
                                    an Oklahoma limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-CHARLESTON, LLC.,
                                    a South Carolina limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERCURY AIR CENTER-JOHNS ISLAND, LLC.,
                                    a South Carolina limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-NASHVILLE, LLC.,
                                    a Delaware limited liability company


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER-ADDISON, INC.,
                                    a Texas corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    MERCURY AIR CENTER - CORPUS CHRISTI, INC., a Texas corporation

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------



                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation,
                                    as Agent and as a Lender


                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                                    ABLECO FINANCE LLC,

                                    a Delaware limited liability company,
                                    as a Lender

                                    By:
                                        --------------------------------------
                                    Title:
                                          ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
1.    DEFINITIONS AND CONSTRUCTION...........................................1

      1.1   Definitions......................................................1

      1.2   Accounting Terms................................................28

      1.3   Code............................................................28

      1.4   Construction....................................................28

      1.5   Schedules and Exhibits..........................................29

2.    LOAN AND TERMS OF PAYMENT.............................................29

      2.1   Revolver Advances...............................................29

      2.2   Term Loan.......................................................30

      2.3   Borrowing Procedures and Settlements............................30

      2.4   Payments........................................................37

      2.5   Overadvances....................................................43

      2.6   Interest Rates and Letter of Credit Fee:  Rates, Payments,
            and Calculations................................................43

      2.7   Cash Management.................................................45

      2.8   Crediting Payments; Float Charge................................46

      2.9   Designated Account..............................................46

      2.10  Maintenance of Loan Account; Statements of Obligations..........46

      2.11  Fees............................................................47

      2.12  Letters of Credit...............................................47

      2.13  LIBOR Option....................................................50

      2.14  Capital Requirements............................................53

      2.15  Joint and Several Liability of Borrowers........................53

      2.16  Securitization..................................................56

3.    CONDITIONS; TERM OF AGREEMENT.........................................57

      3.1   Conditions Precedent to the Initial Extension of Credit.........57

      3.2   Conditions Subsequent to the Initial Extension of Credit........60

      3.3   Conditions Precedent to all Extensions of Credit................61

      3.4   Term............................................................62

      3.5   Effect of Termination...........................................62

      3.6   Early Termination by Borrowers..................................62

                               TABLE OF CONTENTS
                                  (continued)
4.    CREATION OF SECURITY INTEREST.........................................63

      4.1   Grant of Security Interest......................................63

      4.2   Negotiable Collateral...........................................63

      4.3   Collection of Accounts, General Intangibles, and Negotiable
            Collateral......................................................63

      4.4   Delivery of Additional Documentation Required...................64

      4.5   Power of Attorney...............................................64

      4.6   Right to Inspect................................................65

      4.7   Control Agreements..............................................65

5.    REPRESENTATIONS AND WARRANTIES........................................65

      5.1   No Encumbrances.................................................65

      5.2   Eligible Accounts and Eligible Foreign Accounts.................65

      5.3   Equipment.......................................................66

      5.4   Location of Inventory and Equipment; FBOs.......................66

      5.5   Inventory Records...............................................66

      5.6   Location of Chief Executive Office; FEIN........................66

      5.7   Due Organization and Qualification; Subsidiaries................66

      5.8   Due Authorization; No Conflict..................................67

      5.9   Litigation......................................................68

      5.10  No Material Adverse Change......................................68

      5.11  Fraudulent Transfer.............................................68

      5.12  Employee Benefits...............................................68

      5.13  Environmental Condition.........................................68

      5.14  Brokerage Fees..................................................69

      5.15  Intellectual Property...........................................69

      5.16  Leases..........................................................69

      5.17  DDAs............................................................69

      5.18  Complete Disclosure.............................................69

      5.19  Indebtedness....................................................70

      5.20  Corporate Organization..........................................70

6.    AFFIRMATIVE COVENANTS.................................................70

                               TABLE OF CONTENTS
                                  (continued)
      6.1   Accounting System...............................................70

      6.2   Collateral Reporting............................................70

      6.3   Financial Statements, Reports, Certificates.....................72

      6.4   Guarantor Reports...............................................74

      6.5   Return..........................................................74

      6.6   Maintenance of Properties.......................................75

      6.7   Taxes...........................................................75

      6.8   Insurance.......................................................75

      6.9   Location of Inventory and Equipment.............................76

      6.10  Compliance with Laws............................................76

      6.11  Leases..........................................................76

      6.12  Brokerage Commissions...........................................76

      6.13  Existence.......................................................77

      6.14  Environmental...................................................77

      6.15  Disclosure Updates..............................................77

7.    NEGATIVE COVENANTS....................................................77

      7.1   Indebtedness....................................................77

      7.2   Liens...........................................................78

      7.3   Restrictions on Fundamental Changes.............................78

      7.4   Change Name.....................................................79

      7.5   Guarantee.......................................................79

      7.6   Nature of Business..............................................79

      7.7   Prepayments and Amendments......................................79

      7.8   Change of Control...............................................79

      7.9   Consignments....................................................79

      7.10  Distributions...................................................79

      7.11  Accounting Methods..............................................80

      7.12  Investments; Acquisitions; Subsidiaries.........................80

      7.13  Transactions with Affiliates....................................80

      7.14  Suspension......................................................80

                               TABLE OF CONTENTS
                                  (continued)
      7.15  Compensation....................................................80

      7.16  Use of Proceeds.................................................80

      7.17  Change in Location of Chief Executive Office; Inventory and
            Equipment with Bailees..........................................81

      7.18  Securities Accounts.............................................81

      7.19  Financial Covenants.............................................81

      7.20  Special Purpose Entities........................................84

8.    EVENTS OF DEFAULT.....................................................84

9.    THE LENDER GROUP'S RIGHTS AND REMEDIES................................86

      9.1   Rights and Remedies.............................................86

      9.2   Remedies Cumulative.............................................88

10.   TAXES AND EXPENSES....................................................88

11.   WAIVERS; INDEMNIFICATION..............................................89

      11.1  Demand; Protest; etc............................................89

      11.2  The Lender Group's Liability for Collateral.....................89

      11.3  Indemnification.................................................89

12.   NOTICES...............................................................90

13.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER............................91

14.   ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS............................92

      14.1  Assignments and Participations..................................92

      14.2  Successors......................................................95

15.   AMENDMENTS; WAIVERS...................................................95

      15.1  Amendments and Waivers..........................................95

      15.2  Replacement of Holdout Lender...................................96

      15.3  No Waivers; Cumulative Remedies.................................97

16.   AGENT; THE LENDER GROUP...............................................97

      16.1  Appointment and Authorization of Agent..........................97

      16.2  Delegation of Duties............................................98

      16.3  Liability of Agent..............................................98

      16.4  Reliance by Agent...............................................98

                               TABLE OF CONTENTS
                                  (continued)
                                                                          Page
      16.5  Notice of Default or Event of Default...........................99

      16.6  Credit Decision.................................................99

      16.7  Costs and Expenses; Indemnification............................100

      16.8  Agent in Individual Capacity...................................100

      16.9  Successor Agent................................................100

      16.10 Lender in Individual Capacity..................................101

      16.11 Withholding Taxes..............................................101

      16.12 Collateral Matters.............................................103

      16.13 Restrictions on Actions by Lenders; Sharing of Payments........104

      16.14 Agency for Perfection..........................................105

      16.15 Payments by Agent to the Lenders...............................105

      16.16 Concerning the Collateral and Related Loan Documents...........105

      16.17 Field Audits and Examination Reports; Confidentiality;
            Disclaimers by Lenders; Other Reports and Information..........105

      16.18 Several Obligations; No Liability..............................106

      16.19 Legal Representation of Agent..................................107

17.   GENERAL PROVISIONS...................................................107

      17.1  Effectiveness..................................................107

      17.2  Section Headings...............................................107

      17.3  Interpretation.................................................107

      17.4  Severability of Provisions.....................................107

      17.5  Amendments in Writing..........................................107

      17.6  Counterparts; Telefacsimile Execution..........................107

      17.7  Revival and Reinstatement of Obligations.......................107

      17.8  Integration....................................................108

      17.9  Parent as Agent for Borrowers..................................108

                            EXHIBITS AND SCHEDULES

Exhibit A-1                    Form of Assignment and Acceptance
Exhibit C-1                    Form of Compliance Certificate
Exhibit L-1                    Form of LIBOR Notice
Exhibit R-1                    Representations and Warranties of Officers
Schedule A-1                   Agent's Account
Schedule C-1                   Commitments
Schedule D-1                   Designated Account
Schedule F-1                   FBOs
Schedule L-1                   Liens to be Released
Schedule P-1                   Permitted Liens
Schedule R-1                   Real Property Excluded from Collateral
Schedule 2.7(a)                Cash Management Banks
Schedule 5.4                   Locations of Inventory and Equipment
Schedule 5.6                   Chief Executive Office; FEIN
Schedule 5.7(b)                Capitalization of Borrowers
Schedule 5.7(c)                Capitalization of Borrowers'
                               Subsidiaries; Options, Warrants, etc.
Schedule 5.9                   Litigation
Schedule 5.12                  Benefit Plans
Schedule 5.13                  Environmental Matters
Schedule 5.14                  Brokerage Fees
Schedule 5.15                  Intellectual Property
Schedule 5.17                  Demand Deposit Accounts
Schedule 5.19                  Permitted Indebtedness
Schedule 5.20                  Corporate Organization
Schedule 7.1(d)                Permitted Constructions Indebtedness
Schedule 7.13                  Transactions with Affiliates
Schedule 7.15                  Profit Participation Bonuses

                                 SCHEDULE A-1

                               AGENT'S ACCOUNT

      An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

                                 SCHEDULE C-1

                                 COMMITMENTS

         LENDER             REVOLVER           TERM LOAN        TOTAL COMMITMENT
                          COMMITMENT(1)       COMMITMENT
Foothill Capital
Corporation               $25,000,000       $ 7,352,941.18       $25,000,000.00

Ableco Finance LLC        $17,500,000       $ 5,147,058.82       $17,500,000.00

All Lenders               $42,500,000       $12,500,000.00       $42,500,000.00

-----------------
(1) As of any date of calculation, amounts set forth are to be calculated less the then outstanding balance of the Term Loan.

                                 SCHEDULE L-1

                             LIENS TO BE RELEASED

DEBTOR       JURISDICTION    LIENHOLDER    FILE NUMBER/  TYPE OF LIEN/
             OF FILING                     FILING DATE   ORIGINAL AMOUNT
Parent       Los Angeles     Familian       98-1108276/  Mechanics Lien in
             County Recorder Corp dba        06/30/98    the amount of
                             Familian                    $2,838.93, plus
                             Pipe and                    $29.36 service
                             Supply Co.                  charge (plus
                                                         interest at 1.5% per
                                                         month from 5/26/98)

Parent       Los Angeles     Labor          98-0346774/  Mechanics Lien in
             County Recorder Connection S    03/03/99    the amount of
                             F S                         $14,374.79, plus
                                                         $100 service charge
                                                         (plus interest at
                                                         18% per annum for
                                                         the period from
                                                         12/21/98 - 2/19/99)

Parent       Los Angeles     Robertson's    99-0719229/  Mechanics Lien in
             County Recorder                 04/23/99    the amount of
                                                                       $7,566.68

Parent       Barrow County   Bank of         01-12239/   Possible blanket
             Clerk, Georgia  America, N.A.   11/08/01    filing

Parent       Barrow County   Wells Fargo     02-01675/   Possible blanket
             Clerk, Georgia  Bank,           02/13/02    filing
                             Minnesota

Parent       Rockdale        Marine           96-816/    Blanket filing
             County Clerk,   Midland Bank    05/24/96
             Georgia

Parent       Allen County    The State of     Notice     State tax lien (for
             Recorder,       Indiana       #02003117357, unpaid sales tax) in
             Indiana                          Warrant    the amount of
                                            #03682383,   $1,606.81
                                            Docket 02,
                                            Page 7066/
                                             03/19/02

Parent       Allen County    The State of     Notice     State tax lien (for
             Recorder,       Indiana       #02001645913, unpaid withholding
             Indiana                          Warrant    tax) in the amount
                                            #04013170,   of $613.42
                                            Docket 02,
                                            Page 26786/
                                             07/26/02

DEBTOR       JURISDICTION    LIENHOLDER    FILE NUMBER/  TYPE OF LIEN/
             OF FILING                     FILING DATE   ORIGINAL AMOUNT
Parent       Texas           Compass Bank     093103/    Blanket filing
             Secretary of                    05/05/97
             State

Parent       Texas           Compass Bank     094390/    Blanket filing
             Secretary of                    05/06/97
             State

Parent       Texas           Compass Bank     112977     Blanket filing
             Secretary of                    06/02/97
             State

MAC          Los Angeles     California     97-477075/   State tax lien in
             County          State Board     03/28/97    the amount of
             Recorder, CA    of                          $376.31, additional
                             Equalization                interest accrues
                                                         after 2/28/97

Cargo.       Los Angeles     California     97-1230993/  State tax lien in
             County Recorder Employment      08/11/97    the amount of
                             Development                 $1,193.45
                             Department

Cargo        Los Angeles     California     02-0036685/  State tax lien in
             County Recorder Employment      01/07/02    the amount of
                             Development                 $1,851.84
                             Department

Maytag       Niagara         New York       001339617/   State tax lien in
             County, New     State           11/06/00    the amount of
             York            Commissioner                $__________
                             of Tax &
                             Finance

Maytag       Niagara         New York       001458377/   State tax lien in
             County, New     State           09/10/01    the amount of
             York            Commissioner                $__________
                             of Tax &
                             Finance

Maytag       New York        New York        01-6704/    State tax lien in
             Secretary of    State           03/09/01    the amount $1,711.44
             State           Commissioner
                             of Tax &
                             Finance

Maytag       New York        New York        01-26312/   State tax lien in
             Secretary of    State           12/04/01    the amount $404.97
             State           Commissioner
                             of Tax &
                             Finance

DEBTOR       JURISDICTION    LIENHOLDER    FILE NUMBER/  TYPE OF LIEN/
             OF FILING                     FILING DATE   ORIGINAL AMOUNT
Maytag       New York        New York        01-26313/   State tax lien in
             Secretary of    State           12/04/01    the amount $3,263.24
             State           Commissioner
                             of Tax &
                             Finance

Maytag       Niagara County  New York        4540227/    State tax lien in
             Clerk, New York State           04/03/01    the amount $1,711.44
                             Commissioner
                             of Tax &
                             Finance

Hermes       Los Angeles     California     97-1655211/  State tax lien in
Aviation,    County          Employment      10/21/97    the amount of $97.48
Inc.         Recorder, CA    Development
                             Department

                                  SCHEDULE P-1

                                 PERMITTED LIENS

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Alabama          The Independent      2000-38994/
      Inc.                Secretary of     Bankers Bank           09/27/00
                          State

      Mercury Air Group,  Alabama          CCA Financial,       2001-09104/
      Inc.                Secretary of     inc.                   03/08/01
                          State

      Mercury Air Group,  Alabama          BSFS Equipment       2001-25232/
      Inc.                Secretary of     Leasing                06/28/01
                          State

      Mercury Air Group,  California       Pitney Bowes         9600260020/
      Inc.                Secretary of     Credit                 12/27/95
                          State            Corporation

      Mercury Air Group,  California       Oce-USA, Inc.        9719161065/
      Inc.                Secretary of                            07/09/97
                          State

      Mercury Air Group,  California       Oce-USA, Inc.        9719161071/
      Inc.                Secretary of                            07/09/97
                          State

      Mercury Air Group,  California       Tennant              9908360553/
      Inc.                Secretary of     Financial              03/23/99
                          State            Services

      Mercury Air Group,  California       Amsouth Bank of      0027860541/
      Inc.                Secretary of     Alabama                09/25/00
                          State

      Mercury Air Group,  California       Winthrop             0106560301/
      Inc.                Secretary of     Resources              03/01/01
                          State            Corporation

      Mercury Air Group,  California       Winthrop             0123960727/
      Inc.                Secretary of     Resources              08/27/01
                          State            Corporation

      Mercury Air Group,  Delaware         Winthrop              10910153/
      Inc.                Secretary of     Resources              08/13/01
                          State            Corporation

      Mercury Air Group,  Delaware         Winthrop              11581920/
      Inc.                Secretary of     Resources              11/02/01
                          State            Corporation

      Mercury Air Group,  Delaware         Winthrop              20166607/
      Inc.                Secretary of     Resources              12/19/01
                          State            Corporation

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Citicorp Vendor       20692776/
      Inc.                Secretary of     Finance, Ltd -         02/26/02
                          State            Canada

      Mercury Air Group,  Delaware         US Bancorp            20943823/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943849/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943856/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943864/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943872/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943880/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         US Bancorp            20943914/
      Inc.                Secretary of     Equipment              04/16/02
                          State            Finance, Inc.

      Mercury Air Group,  Delaware         Winthrop              21186489/
      Inc.                Secretary of     Resources              04/24/02
                          State            Corporation

      Mercury Air Group,  Delaware         Winthrop              21458656/
      Inc.                Secretary of     Resources              05/20/02
                          State            Corporation

      Mercury Air Group,  Delaware         Aviation              21662216/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662398/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21662448/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662489/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662620/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662778/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662786/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21662927/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663016/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663206/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663289/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663446/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663453/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663503/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21663578/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663636/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663677/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663826/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663842/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663891/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663909/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21663974/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664048/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664097/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664246/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664253/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21664295/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664337/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664345/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664428/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664436/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664493/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664501/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664519/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664550/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664576/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664584/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664592/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21664600/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664618/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664626/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664634/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664659/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664667/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664675/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664683/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664709/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664725/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664741/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664774/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21664782/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664840/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664915/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664949/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664956/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664964/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664972/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21664998/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21665003/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667264/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667298/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667348/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21667397/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667405/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667447/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              216667454/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667488/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667512/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667694/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667702/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667744/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667769/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667801/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         Aviation              21667835/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Mercury Air Group,  Delaware         Aviation              21667934/
      Inc.                Secretary of     Equipment Co.,         06/06/02
                          State            L.P.

      Mercury Air Group,  Delaware         The Equipment         21686165/
      Inc.                Secretary of     Leasing Company        06/10/02
                          State

      Mercury Air Group,  Indiana          Verizon Credit     200100003151407/
      Inc.                Secretary of     Inc.                   06/07/01
                          State

      Mercury Air Group,  Nevada           Wells Fargo            0015160/
      Inc.                Secretary of     Equipment              10/11/00
                          State            Finance Inc.

      Mercury Air Group,  Tennessee        American Lease       301-065844/
      Inc.                Secretary of     Plans, Inc.            01/26/01
                          State

      Mercury Air Cargo,  Florida          Ikon Office         980000257582/
      Inc.                Secretary of     Solutions, Inc.        11/19/98
                          State

      Maytag Aircraft     California       Banc of America      0034160895/
      Corporation         Secretary of     Leasing &              12/04/00
                          State            Capital, LLC

      Maytag Aircraft     California       Banc of America      0100960871/
      Corporation         Secretary of     Leasing &              01/04/01
                          State            Capital, LLC

      Maytag Aircraft     California       Banc of America      0105860132/
      Corporation         Secretary of     Leasing &              02/23/01
                          State            Capital, LLC

      Maytag Aircraft     California       Banc of America      0105860225/
      Corporation         Secretary of     Leasing &              02/23/01
                          State            Capital, LLC

      Maytag Aircraft     Colorado         Textron               922082642/
      Corporation         Secretary of     Financial              11/17/92
                          State            Corporation

      Maytag Aircraft     Colorado         Textron               932004540/
      Corporation         Secretary of     Financial              01/19/93
                          State            Corporation

      Maytag Aircraft     Mississippi      Banc of America       01501551/
      Corporation         Secretary of     Leasing &              02/23/01
                          State            Capital, LLC

      DEBTOR              JURISDICTION     SECURED PARTY        FILE NO./
                                                                FILE DATE
      Maytag Aircraft     Mississippi      Banc of America       01501553/
      Corporation         Secretary of     Leasing &              02/23/01
                          State            Capital, LLC

      Maytag Aircraft     Lauderdale       Banc of America         01090/
      Corporation         County Clerk,    Leasing &              02/23/01
                          Mississippi      Capital, LLC

      Maytag Aircraft     Lauderdale       Banc of America         01091/
      Corporation         County Clerk,    Leasing &              02/23/01
                          Mississippi      Capital, LLC

      Maytag Aircraft     New Jersey       Banc of America        2011036/
      Corporation         Secretary of     Leasing &              12/04/00
                          State            Capital, LLC

      Maytag Aircraft     Virginia         Banc of America      010104-7237/
      Corporation         Corporation      Leasing &               1/4/01
                          Commission       Capital, LLC

      Maytag Aircraft     Norfolk City     Banc of America        01-0023/
      Corporation         Clerk, Virginia  Leasing &              01/04/01
                                           Capital, LLC